UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Kartoon Studios, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

July 14, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m., Pacific Standard Time, on Friday, August 25, 2023. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted solely by means of remote communication via a live webcast. For purposes of attendance at the Annual Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, we will ask stockholders to (i) elect nine (9) persons to our board of directors (Proposal 1), (ii) ratify the appointment of Baker Tilly US, LLP as the Company’s independent auditors for our fiscal year ending December 31, 2023 (Proposal 2), (iii) approve a proposal to change the Company’s state of incorporation from Nevada to Delaware (Proposal 3), (iv) approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 4), (v) approve, by an advisory vote, the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 5), (vi) approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposals 3 and/or 7 (Proposal 6), (vii) approve a proposed amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase our authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 40,000,000 shares to 190,000,000 shares with a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares (Proposal 7), and (viii) approve, in accordance with Section 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of certain common stock purchase warrants (Proposal 8).

The board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On July 14, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either during the Annual Meeting or by proxy before the Annual Meeting. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the Notice and this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chief Executive Officer and
Chairman of the Board of Directors

July 14, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m., Pacific Standard Time

DATE:	Friday, August 25, 2023

PLACE:	The Annual Meeting will be held by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2023. You can attend the Annual Meeting online and vote your shares during the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register to attend the virtual meeting by 11:59 p.m., Pacific Standard Time, on Friday, August 18, 2023, by visiting www.proxyvote.com, entering your 16-digit control number as shown in the Notice of Internet Availability of Proxy Materials (“Notice”), your proxy card, or the voting instruction form, and selecting “Attend a Meeting.” You will receive a confirmation email with information on how to attend the Annual Meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/TOON20 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Participation in the Annual Meeting is limited and access to the meeting will be accepted on a first come, first served basis, once electronic entry begins. Electronic entry to the Annual Meeting will begin at 9:45 a.m., Pacific Standard Time, on the day of the meeting. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting page.

PURPOSES:

1.	To elect nine (9) directors to serve one-year terms expiring in 2024 (Proposal 1);

2.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal 2);

3.	To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware (Proposal 3);

4.	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 4);

5.	To approve, by an advisory vote, the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 5);

6.	To approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposals 3 and/or 7 (Proposal 6);

7.	To approve a proposed amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 40,000,000 shares to 190,000,000 shares with a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares (Proposal 7);

8.	To approve, in accordance with 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of certain common stock purchase warrants (Proposal 8); and

9.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of the Company’s Common Stock at 5:00 p.m. Pacific Standard Time on June 27, 2023 (the “Record Date”). A list of stockholders of record will be available during the 2023 annual meeting of stockholders (the “Annual Meeting”) and the 10 days prior to the Annual Meeting at our principal executive offices located at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

All stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting must register at www.proxyvote.com by 11:59 p.m., Pacific Standard Time, on Friday, August 18, 2023 (the “Registration Deadline”), as described in your Notice, proxy card, or voting instruction form. As part of the registration process, you must enter the 16-digit control number shown on your Notice, proxy card, or voting instruction form. After completion of your registration by the Registration Deadline, a confirmation email with information on how to attend the Annual Meeting will be emailed to you. For purposes of attendance at the Annual Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Jaffa
Michael Jaffa
Corporate Secretary

i

Kartoon Studios, Inc.

190 N. Canon Drive, 4th Floor

Beverly Hills, CA 90210

PROXY STATEMENT

KARTOON STUDIOS, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, AUGUST 25, 2023

This proxy statement, along with the accompanying Notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 Annual Meeting of Stockholders of Kartoon Studios, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. Pacific Standard Time, on Friday, August 25, 2023, by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2023.

In this proxy statement, we refer to Kartoon Studios, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.

On July 14, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FRIDAY, AUGUST 25, 2023

This proxy statement, the Notice of 2023 Annual Meeting of Stockholders, our form of proxy card and our 2022 Annual Report on Form 10-K to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.kartoonstudios.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

KARTOON STUDIOS, INC.

190 N. Canon Drive, 4th Floor

Beverly Hills, California 90210

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2023 on Friday, August 25, 2023, at 10:00 a.m. Pacific Standard Time, and any adjournments or postponements of the meeting, which we refer to hereinafter as the “Annual Meeting.” This proxy statement, along with the accompanying Notice of 2023 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2023 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of Kartoon Studios, Inc.’s common stock, par value $0.001 per share (the “Common Stock”) on the Record Date (as defined below). On July 14, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 Annual Report on Form 10-K.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company holding the Annual Meeting virtually?

We are holding the Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world, with procedures designed to ensure the authenticity and correctness of your voting instructions. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

Where can I get technical assistance?

If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/TOON2023.

Who May Vote?

Only stockholders of record who owned our Common Stock at 5:00 p.m., Pacific Standard Time, on June 27, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 33,935,496 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Our Common Stock is our only class of voting stock.

If on the Record Date your shares of Common Stock are registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on the Record Date your shares are held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice shall be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent authorizing you to vote your shares when you register for the Annual Meeting.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

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How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation and are not revoked will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the recommendations of our board of directors as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of our board of directors as noted below.

•	At the Annual Meeting. If you attend the Annual Meeting virtually, you may vote at the Annual Meeting by following the instructions when you log in for the Annual Meeting at www.virtualshareholdermeeting.com/TOON2023. Have your proxy card or Notice in hand as you will be prompted to enter your 16-digit control number to vote at the Annual Meeting. Electronic entry to the Annual Meeting will begin 15 minutes before the start of the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time on August 24, 2023. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on August 24, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy authorizing you to vote your shares when you register for the Annual Meeting.

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How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

•	“FOR” the election of each of the nominees for director (Proposal 1);

•	“FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal 2);

•	“FOR” the approval of the proposal to change the Company’s state of incorporation from Nevada to Delaware (Proposal 3);

•	“FOR” the approval of, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 4);

•	“FOR” the approval of, on an advisory basis, the frequency of holding an advisory vote on compensation of our named executive officers every three years (Proposal 5);

•	“FOR” the proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposals 3 and/or 7 (Proposal 6).

•	“FOR” the approval of the proposed amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 40,000,000 shares to 190,000,000 shares with a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares (Proposal 7); and

•	“FOR” the approval of the proposal to approve, in accordance with Section 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of certain common stock purchase warrants (Proposal 8).

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying Kartoon Studios, Inc.’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting virtually and voting online. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote your shares online at the Annual Meeting to revoke your previously submitted proxy.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

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What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on matters that are deemed “routine,” such as the proposal to ratify the appointment of the auditors. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2023, the Audit Committee of our board of directors will reconsider its selection.

Proposal 3: Approve the Proposal to change the Company’s State of Incorporation from Nevada to Delaware	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the proposed change to the Company’s state of incorporation from Nevada to Delaware. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes will have the same effect as a vote against this proposal.

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Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 5: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers	The frequency of holding future advisory votes on the compensation of our named executive officers — every year, every two years or every three years — receiving the greatest number of votes will be the frequency approved, on an advisory basis, by our stockholders. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the board of directors will review the voting results and take them into consideration when determining the frequency of holding future advisory votes on the compensation of our named executive officers.

Proposal 6: Approve the Proposal to Adjourn the Annual Meeting to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Meeting to Adopt Proposals 3 and/or 7	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposals 3 and/or 7. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 7: Approve the Proposed Amendment to Our Articles of Incorporation to Increase Our Authorized Shares of Common Stock from 40,000,000 Shares to 190,000,000 Shares with a Corresponding Increase in the Total Number of Authorized Shares of Capital Stock of the Company from 50,000,000 Shares to 200,000,000 Shares	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 40,000,000 to 190,000,000 with a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes will have the same effect as a vote against this proposal.

Proposal 8: Approve, in Accordance with Section 713(A) of the NYSE American Company Guide, the Issuance of More than 19.99% of Our Outstanding Common Stock upon the Exercise of Certain Common Stock Purchase Warrants	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election, VStock Transfer LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Morrow Sodali LLC (“Morrow”) to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. For such services, we will pay Morrow an estimated fee of $50,000 plus reasonable expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Pacific Standard Time, on Friday, August 25, 2023, solely by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2023.

All stockholders may attend the Annual Meeting. For stockholders who plan to attend the Annual Meeting, you must register at www.proxyvote.com by 11:59 p.m., Pacific Standard Time, on Friday, August 18, 2023 (the “Registration Deadline”), as described in your Notice, proxy card, or voting instruction form. As part of the registration process, you must enter the 16-digit control number shown on your Notice, proxy card, or voting instruction form. After completion of your registration by the Registration Deadline, a confirmation email with information on how to attend the Annual Meeting will be emailed to you.

You need not attend the Annual Meeting in order to vote.

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Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, VStock Transfer LLC, by calling their toll-free number, 1-855-987-8625.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, VStock Transfer LLC, and inform them of your request by calling them at 1-855-987-8625 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598. If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card; or

•	following the instructions provided when you vote over the Internet at www.vstocktransfer com/proxy.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our Common Stock as of June 27, 2023, known by us through our transfer agent and other records, held by: (i) each person who beneficially owns 5% or more of the shares of Common Stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 33,935,496 shares of Common Stock outstanding as of June 27, 2023. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, 4th Floor, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	3,103,901	(2)	9.01%
Michael Jaffa	114,836	(3)	*
Robert L. Denton	108,800	(4)	*
Michael Hirsh	185,439	(5)	*
Anthony Thomopoulos	7,042	(6)	*
Joseph (Gray) Davis	7,030	(7)	*
Margaret Loesch	7,030	(7)	*
Lynne Segall	7,030	(7)	*
Henry Sicignano III	0		*
Dr. Cynthia Turner-Graham	7,530	(8)	*
Stefan Piëch	348,127	(9)	1.03%
All current executive officers and directors as a group (consisting of 11 persons)	3,896,764		11.21%

_______________________

*Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 33,935,496 shares of Common Stock outstanding as of June 27, 2023, together with securities exercisable or convertible into shares of Common Stock within 60 days of June 27, 2023. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of June 27, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Consists of (i) 99,073 shares of Common Stock held by A Squared Holdings LLC over which Mr. Heyward holds sole voting and dispositive power; (ii) 2,246,889 shares of Common Stock held by Mr. Heyward or issuable upon vested RSUs; (iii) 257,816 shares of Common Stock held by AH Gadget IDF LLC an entity controlled by Mr. Heyward (iv) 123 shares held by Heyward Living Trust; (v) 500,000 options to acquire shares of Common Stock issuable upon the exercise of stock options. that will become exercisable within 60 days of June 27, 2023.

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(3)	Consists of 33,336 shares of Common Stock held by Mr. Jaffa or issuable upon vested RSUs; and 81,500 shares of Common Stock issuable upon exercise of stock options granted to Mr. Jaffa, that will become exercisable within 60 days of June 27, 2023.

(4)	Consists of 31,300 shares of Common Stock held by Mr. Denton or issuable upon vested RSUs and 77,500 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denton, that will become exercisable within 60 days of June 27, 2023.

(5)	Consists of 42,835 shares of Common Stock, 67,667 shares of Exchangeable shares, exchangeable into shares of Common Stock and 74,937 shares issuable upon exercise of stock options granted to Mr. Hirsh that will become exercisable within 60 days of June 27, 2023.

(6)	Consists of 5,042 shares of Common Stock held and 2,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Thomopoulos that will become exercisable within 60 days of June 27, 2023.

(7)	Consists of 5,030 shares of Common Stock held and 2,000 shares of Common Stock issuable upon exercise of stock options granted to each of these directors that will become exercisable within 60 days of June 27, 2023.

(8)	Consists of 5,530 shares of Common Stock held and 2,000 shares of Common Stock issuable upon exercise of stock options granted to Dr. Turner-Graham that will become exercisable within 60 days of June 27, 2023.

(9)	Consists of 348,127 shares of Common Stock held by Mr. Piëch.

11

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors are elected at each annual meeting of the stockholders to hold office until the next annual meeting.

On June 16, 2023, our board of directors accepted the recommendation of the Nominating Committee and voted to nominate the names set forth below for election at the Annual Meeting to serve for a term until the 2024 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until the death, resignation, or removal of any director pursuant to the Bylaws.

Set forth below are the names of the persons nominated for election as directors, their ages as of July 14, 2023, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Andy Heyward	74	Chief Executive Officer and Chairman of the Board of Directors
Joseph “Gray” Davis *	80	Director
Michael Hirsh	75	Director
Margaret Loesch*	77	Director
Stefan Piëch	52	Director
Lynne Segall*	70	Director
Henry Sicignano III *	55	Director
Anthony Thomopoulos *	85	Director
Dr. Cynthia Turner-Graham *	69	Director

* Denotes directors who are “independent” under applicable SEC and NYSE American rules.

Our board of directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our board of directors has determined that the following members of the board of directors are “independent directors” as defined by the NYSE American Company Guide: Gov. Davis, Messrs. Sicignano III and Thomopoulos, Mses. Loesch and Segall and Dr. Turner-Graham.

Andy Heyward, 74, has been the Company’s Chief Executive Officer since November 2013 and the Company’s Chairman of the Board since December 2013. Mr. Heyward co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993 to Capital Cities/ ABC, Inc., which was eventually bought by The Walt Disney Company in 1995. Mr. Heyward ran the company while it was owned by The Walt Disney Company until 2000 when Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P. corporate successors to the DIC Animation City business, with the assistance of Bain Capital and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until he took the company public on the AIM. He sold the company in 2008. Mr. Heyward co-founded A Squared Entertainment LLC in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities and was awarded the 2002 UCLA Alumni Association’s Professional Achievement Award. He has received multiple Emmys and other awards for Children’s Entertainment. He serves on the board of directors of the Cedars Sinai Medical Center. Mr. Heyward has produced over 5,000 half hour episodes of award-winning entertainment, among them Inspector Gadget; The Real Ghostbusters; Strawberry Shortcake; Care Bears; Alvin and the Chipmunks; Hello Kitty’s Furry Tale Theater; The Super Mario Brothers Super Show; The Adventures of Sonic the Hedgehog; Sabrina The Animated Series; Captain Planet and the Planeteers; Liberty’s Kids, and many others. Mr. Heyward was chosen as a director because of his extensive experience in children’s entertainment and as co-founder of A Squared Entertainment.

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Joseph “Gray” Davis, 80, has been a director of the Company since December 2013. Mr. Davis served as the 37th governor of California from 1998 until 2003. Mr. Davis currently serves as “Of Counsel” in the Los Angeles, California office of Loeb & Loeb LLP. Mr. Davis has served on the board of directors of DIC Entertainment and is a member of the bipartisan Think Long Committee, a Senior Fellow at the UCLA School of Public Affairs and Co-Chair of the Southern California Leadership Counsel. Mr. Davis received his undergraduate degree from Stanford University and received his Juris Doctorate from Columbia Law School. Mr. Davis served as lieutenant governor of California from 1995-1998, California State Controller from 1987-1995 and California State Assemblyman from 1982-1986. Mr. Davis was chosen as a director of the Company based on his knowledge of corporate governance.

Michael Hirsh, 75, has been a director of the Company since 2022 and has served as Chief Executive Officer of Mainframe Studios, a Canadian-related entity of the Company, since April 2022. Mr. Hirsh served as Chief Executive Officer from December 2016 until April 2022, when the Company acquired Wow. Prior to Wow, Mr. Hirsh founded and was CEO of Cookie Jar, which he merged with DHX Media (now Wild Brain), where he served as Executive Chairman from 2012 to 2015. Mr. Hirsh was also a co-founder and CEO of Nelvana from 1971 to 2002 where he developed and produced numerous award-winning productions including, The Magic School Bus, Care Bears, Babar, Rupert, Beetlejuice, The Adventures of Tintin and created the first Star Wars animated series with George Lucas. Mr. Hirsh has won Daytime Emmy Awards, Gemini Awards, the Joe Shuster Award and a Golden Reel Award. Mr. Hirsh was chosen as a director of the Company based on his experience launching hit productions including the first Star Wars animated programs, The Magic School Bus, Care Bears and Beetlejuice.

Margaret Loesch, 77, has been the Executive Chairman of the Kartoon Channel! since June 2020, a Director of the Company since March 2015 and the Executive Chairman of the Toon Media Networks since December 2016. Beginning in 2009 through 2014, Ms. Loesch, served as Chief Executive Officer and President of The Hub Network, a cable channel for children and families, including animated features. The Company has, in the past, provided The Hub Network with certain children’s programming. From 2003 through 2009 Ms. Loesch served as Co-Chief Executive Officer of The Hatchery, a family entertainment and consumer product company. From 1998 through 2001 Ms. Loesch served as Chief Executive Officer of the Hallmark Channel, a family related cable channel. From 1990 through 1997 Ms. Loesch served as the Chief Executive Officer of Fox Kids Network, a children’s programming block and from 1984 through 1990 served as the Chief Executive Officer of Marvel Productions, a television and film studio subsidiary of Marvel Entertainment Group. Ms. Loesch obtained her Bachelor of Science from the University of Southern Mississippi. Ms. Loesch was chosen to be a director based on her 40 years of experience at the helm of major children and family programming and consumer product channels.

Dr. Stefan Piëch, 52, has been a director of the Company since June 23, 2022. Since October 2006, Dr. Stefan Piëch has served as Chief Executive Officer of Your Family Entertainment AG (“YFE”) and Managing Partner of F&M Film und Medien Beteiligungs GmbH (“F&M”) since 2005. Mr. Piëch was a founding member and the CEO of Openpictures AG from 2000 to 2005. Mr. Piëch also serves on the board of several companies, including on the supervisory board of SEAT S.A. since 2015, on the supervisory board of Porsche Automobil Holding SE since 2018, on the supervisory board of Siemens Aktiengesellschaft Österreich since 2020 and is Member of the board of the German Chamber of Commerce in Austria since 2020. Mr. Piëch obtained his Bachelor of Arts degree in Film & Media from the University of Stirling and his Ph.D. in Media from the University of Klagenfurt. Mr. Piëch was chosen to be a director based on his experience with YFE and his deep expertise in creating children’s content.

Lynne Segall, 70, has been a director of the Company since December 2013. Ms. Segall has served as the Senior Vice President and Publisher of The Hollywood Reporter since June 2011. From 2010 to 2011, Ms. Segall was the Senior Vice President of Deadline Hollywood. From June 2006 to May 2010, Ms. Segall served as the Vice President of Entertainment, Fashion & Luxury advertising at the Los Angeles Times. In 2005, Ms. Segall received the Women of Achievement Award from The Hollywood Chamber of Commerce and the Women in Excellence Award from the Century City Chamber of Commerce. In 2006, Ms. Segall was recognized by the National Association of Women with its Excellence in Media Award. Ms. Segall was chosen to be a director based on her expertise in the entertainment industry.

Henry Sicignano III, 55, has been a director of the Company since May 2023. Mr. Sicignano currently serves as the President of Charlie's Holdings, Inc., a publicly traded consumer goods company with a global presence spanning more than 90 countries, where he has successfully expanded the company's product line, intellectual property portfolio, and revenue base. Prior to this role at Charlie’s Holdings, Inc., from April 2015 to July 2019, he served as the Chief Executive Officer, President and Director at 22nd Century Group, Inc., a publicly listed plant biotechnology firm, where he played a pivotal role in dramatically increasing the company's sales and market cap. From April 2010 to March 2015 he served as President and Director of 22nd Century. Mr. Sicignano also served as the General Manager at NOCO Energy Corp from August 2005 to April 2009, Vice President at Kittinger Furniture Company, Inc. from March 2003 to July 2005, and as a director at Anandia Laboratories, Inc. (acquired in 2018), from December 2014 to August 2018. Mr. Sicignano has consistently demonstrated a deep understanding of strategic planning, operational efficiency, P&L management, and capital markets. He holds both a B.A. degree from Harvard College and an M.B.A. degree from Harvard University. Mr. Sicignano was chosen to be a director of the Company based on his success as an executive with multiple public companies, his extensive contacts within the investment community, and his financial expertise.

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Anthony Thomopoulos, 85, has been a director of the Company since February 2014. Mr. Thomopoulos served as the Chairman of United Artist Pictures from 1986 to 1989 and formed Thomopoulos Pictures, an independent production company of both motion pictures and television programs in 1989 and has served as its Chief Executive Officer since 1989. From 1991 to 1995, Mr. Thomopoulos was the President of Amblin Television, a division of Amblin Entertainment. Mr. Thomopoulos served as the President of International Family Entertainment, Inc. from 1995 to 1997. From June 2001 to January 2004, Mr. Thomopoulos served as the Chairman and Chief Executive Officer of Media Arts Group, a NYSE listed company. Mr. Thomopoulos served as a state commissioner of the California Service Corps. under Governor Schwarzenegger from 2005 to 2008. Mr. Thomopoulos is also a founding partner of Morning Light Productions. Since he founded it in 2008, Mr. Thomopoulos has operated Thomopoulos Productions and has served as a consultant to BKSems, USA, a digital signage company. Mr. Thomopoulos is an advisor and a member of the National Hellenic Society and holds a degree in Foreign Service from Georgetown University and sat on its Board of Directors from 1978 to 1988. Mr. Thomopoulos was chosen as a director of the Company based on his entertainment industry experience.

Dr. Cynthia Turner-Graham, 69, has been a director of the Company since June 2021. Dr. Turner-Graham is a board-certified psychiatrist and Distinguished Life Fellow of the American Psychiatric Association, who brings over 40 years of experience in the healthcare industry as a practicing psychiatrist, healthcare administrator and community leader. Since 1988, Dr. Turner-Graham has been a practicing psychiatrist at an outpatient psychiatry practice. Since 2004, Dr. Turner-Graham has served as President and Chief Executive Officer of ForSoundMind Enterprises, Inc., a provider of outpatient psychiatric services and developer of educational workshop experiences focused on promotion of emotional and mental health. From February 2014 until November 2019, she served as Medical Director for Inner City Family Services in Washington, DC. Among her accomplishments, Dr. Turner-Graham is the immediate past president of the Suburban Maryland Psychiatric Society, served as a Director of the Washington Psychiatric Society and has taken the helm of Black Psychiatrists of America, Inc. She has previously served as Clinical Assistant Professor of Psychiatry at both Vanderbilt University and Howard University Schools of Medicine. Dr. Turner-Graham was chosen as a director of the Company based on her career as a distinguished psychiatrist and her expertise with children.

Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our board of directors.

Board Diversity Matrix for Kartoon Studios, Inc. As of July 14, 2023
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	0

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Family Relationships

There are no family relationships between any of our directors and our executive officers.

Board Leadership Structure and Role in Risk Oversight

The board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our board of directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The board of directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. Our board of directors also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at board of directors and committee meetings.

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interest of the Company and its stockholders to combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.

The Company currently has nine directors, including Mr. Heyward, its Chairman, who also serves as the Company’s Chief Executive Officer. The Chairman and the board of directors are actively involved in the oversight of the Company’s day to day activities.

Hedging

Our Insider Trading Policy provides that no employee may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”).

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and any persons who own more than 10% of our Common Stock to file reports of ownership of, and transactions in, our Common Stock with the SEC and furnish copies of such reports to us. Based solely on our reviews of the copies of such forms and amendments thereto furnished to us and on written representations from officers, directors, and any other person whom we understand owns more than 10% or our Common Stock, we found that during 2022, all Section 16(a) filings were made with the SEC on a timely basis except that one Form 3 was filed late by Dr. Piëch, one Form 3 was filed late by Mr. Hirsh, one Form 4 covering two transactions was filed late by Mr. Hirsh and one Form 4 covering two transactions was filed late by Mr. Hirsh.

Committees of the Board of Directors and Meetings

During the fiscal year ended December 31, 2022, our board of directors held four meetings. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during the fiscal year ended December 31, 2022.

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The following table sets forth the four standing committees of our board of directors and the members of each committee and the number of meetings held by our board of directors and the committees during 2022:

Director	Board	Audit Committee	Compensation Committee	Nominating Committee	Investment Committee
Andy Heyward	Chair
Joseph “Gray” Davis (1)	X	X		X	X
Michael Hirsh (2)	X
Margaret Loesch	X		X
Dr. Stefan Piëch (2)	X
Lynne Segall (3)	X	X	Chair	Chair
Henry Sicignano III (4)	X	Chair			X
Anthony Thomopoulos (1)	Vice Chair
Dr. Cynthia Turner-Graham	X
Meetings in 2022:	4	4	2	1	2

__________________

(1)	Effective September 1, 2022, Joseph “Gray” Davis replaced Anthony Thomopoulos on the Audit Committee.
(2)	Effective June 23, 2022, Michael Hirsh and Dr. Stefan Piëch were elected as members of our board of directors.
(3)	Effective July 18, 2022, Lynne Segall replaced Michael Klein on the Audit Committee.
(4)	Effective May 22, 2023, Henry Sicignano III replaced P. Clark Hallren as a member of our board of directors, as chair of the Audit Committee, and as a member of the Investment Committee.

The board of Directors has adopted a policy under which each member of the board of directors makes every effort, but is not required, to attend each annual meeting of our stockholders.

To assist it in carrying out its duties, the board of directors has delegated certain authority to the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee as the functions of each are described below.

Audit Committee

Messrs. Davis and Sicignano III and Ms. Segall serve on our Audit Committee. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	selecting, hiring, and compensating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	approving the audit and non-audit services to be performed by our independent auditor;

•	reviewing with the independent auditor the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies; and

•	preparing the report that the SEC requires in our annual proxy statement.

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The board of directors has adopted an Audit Committee charter and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Audit Committee members meet NYSE American’s financial literacy requirements and are independent under applicable SEC and NYSE American rules, and the board of directors has further determined that Mr. Sicignano III (i) is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and (ii) also meets NYSE American’s financial sophistication requirements.

A copy of the Audit Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Compensation Committee

Mses. Segall and Loesch serve on the Compensation Committee and are independent under the applicable NYSE American rules. Our Compensation Committee’s main functions are assisting our board of directors in discharging its responsibilities relating to the compensation of outside directors, the Chief Executive Officer and other executive officers, as well as administering any stock incentive plans we may adopt. The Compensation Committee’s responsibilities include the following:

•	reviewing and recommending to our board of directors the compensation of our Chief Executive Officer and other executive officers, and the outside directors;

•	conducting a performance review of our Chief Executive Officer;

•	reviewing our compensation policies; and

•	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

The board of directors has adopted a Compensation Committee charter and the Compensation Committee reviews and reassesses the adequacy of the charter on an annual basis.

The Compensation Committee’s policy is to offer our executive officers competitive compensation packages that will permit us to attract and retain highly qualified individuals and to motivate and reward these individuals in an appropriate fashion aligned with the long-term interests of our Company and our stockholders.

Compensation Committee Risk Assessment

We have assessed our compensation programs and concluded that our compensation practices do not create risks that are reasonably likely to have a material adverse effect on us.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Nominating Committee

Gov. Davis and Ms. Segall serve on our Nominating Committee. The Nominating Committee’s responsibilities include:

•	identifying qualified individuals to serve as members of our board of directors;

•	review the qualifications and performance of incumbent directors;

•	review and consider candidates who may be suggested by any director or executive officer or by a stockholder of the Company; and

•	review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership of the board.

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The board of directors has adopted a Nominating Committee charter and the Nominating Committee reviews and reassesses the adequacy of the charter on an annual basis. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board of directors, and concern for the long-term interests of our stockholders.

The Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives, where appropriate, to achieve a diverse balance of backgrounds, perspectives and experience on the board of directors and its committees.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Investment Committee

Messrs. Davis and Sicignano III serve on our Investment Committee. The primary purpose of the Investment Committee is to assist the board of directors in reviewing our investment policy and strategies and in overseeing our capital and financial resources. A material investment on behalf of the Company may not be made without the Investment Committee’s approval or the approval of a delegate of the Investment Committee pursuant to an appropriate delegation of the Investment Committee’s authority. In order to carry out its mission and function, and subject to the terms of the Company’s Articles of Incorporation, the Investment Committee has the authority to:

•	review the investment policy, strategies, transactions and programs of the Company and its subsidiaries to ensure they are consistent with the goals and objectives of the Company;

•	evaluate and approve or disapprove each proposed material investment on behalf of the Company;

•	determine whether the investment policy is consistently followed and that procedures are in place to ensure that the Company’s investment portfolio is managed in compliance with its policies;

•	review the performance of the investment portfolios of the Company and its subsidiaries; and

•	approve and revise, as appropriate, the Company’s investment policies and guidelines.

Stockholder Communications to our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 212-564-4700. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to Kartoon Studios, Inc., at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, Attn: Corporate Secretary or by using the “Contact” page of our website www.kartoonstudios.com/contact. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

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In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information as of July 14, 2023, regarding our Chief Executive Officer, Andy Heyward, can be found under the caption “The Board of Directors” above.

Name	Age	Position

Andy Heyward	74	Chief Executive Officer and Chairman of the Board of Directors

Robert L. Denton	63	Chief Financial Officer

Michael A. Jaffa	57	Chief Operating Officer and Corporate Secretary

Robert Denton, 63, has been the Company’s Chief Financial Officer since March 2022 and previously served as the Company’s Executive Vice President of Finance and Accounting from December 14, 2021 through March 2022 and as Chief Financial Officer from April 2018 through December 13, 2021. He served as the Chief Financial Officer of Atlys, Inc. a next-gen media technology company from 2011 to 2018. He has over 30 years of experience as a financial executive, specifically in the entertainment industry. He began his career in 1982 with Ernst & Young handling filings with the SEC, including initial public offerings. He left Ernst & Young in 1990 to work as Vice President and Chief Accounting Officer for LIVE Entertainment, Inc. In 1996, LIVE was acquired by Artisan Entertainment, Inc., and, in December 2000, Mr. Denton was promoted to Executive Vice President of Finance and CAO. Mr. Denton also served as the COO of Artisan Home Entertainment, where he directed all financial reporting, budgeting and forecasting, manufacturing and distribution of the Home Entertainment Division. Mr. Denton left Artisan at the end of 2003 and joined DIC Entertainment Corporation to serve as their Chief Financial Officer. At DIC, he directed the three-year financial audit, due diligence and preparation of the company’s Admission Documents, and he was responsible for all monthly financial reporting to the Board of Directors as well as the semi-annual reporting to the AIM Exchange of the London Stock Exchange. Mr. Denton left DIC in February 2009 after completing the acquisition and transition of DIC to the Cookie Jar Company. Mr. Denton served as the Chief Financial Officer of Gold Circle Films from 2009 to 2011. From 2009 to 2014, Mr. Denton also owned and operated three Assisted Living Facilities for the Elderly, to help better care for his mother. Mr. Denton is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Michael Jaffa, 57, was promoted to Chief Operating Officer and General Counsel on December 7, 2020. Previously he served as the General Counsel and Corporate Secretary of the Company since April 2018. From January 2017 through April 2018, Mike served as Thoughtful Media Group’s (TMG) General Counsel and Global Head of Business Affairs. TMG is a multichannel network focused on Asian markets. At TMG, Mr. Jaffa oversaw all of TMG’s legal matters, established the framework for TMG’s continued growth in international markets, including a franchise plan, the formation of a regional headquarters in Southeast Asia and assisted with M&A transactions. From September 2013 through December 2016, Mr. Jaffa worked as the Head of Business Affairs for DreamWorks Animation Television, and before that served in a similar role at Hasbro Studios from December 2009 through September 2013. Mr. Jaffa has over 20 years of experience handling licensing, production, merchandising, complex international transactions and employment issues for large and small entertainment companies and technology startups.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers. Our Compensation Committee will review and approve the compensation of our executive officers and oversee our executive compensation programs and initiatives.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named officers for fiscal year 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Andy Heyward (2)	2022	440,000	220,000	–	–	775,000	1,435,000
Chief Executive Officer	2021	440,000	212,987	–	–	543,750	1,196,737

Michael A. Jaffa (3)	2022	374,871	150,000	–	–	–	524,871
Chief Operating Officer, General Counsel and Corporate Secretary	2021	326,326	25,000	–	–	–	351,326

Michael Hirsh (4)	2022	323,512	–	390,000	316,481*	–	1,029,993
Chief Executive Officer of Frederator and Mainframe Studios

______________________

* Excluded from the Option Awards granted to Mr. Hirsh is the fair value ($369,380) of the replacement options granted upon the acquisition of Wow that were previously earned and vested prior to the acquisition.

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.

(2)	Mr. Heyward entered into a five-year employment agreement on December 7, 2020, pursuant to which is entitled to an annual salary of $440,000.

During 2022, Mr. Heyward was paid $775,000 in producer fees and earned $220,000 in discretionary bonuses.

(3)	Mr. Jaffa entered into a three-year employment agreement on December 7, 2020. Under his employment agreement, Mr. Jaffa is entitled to an annual salary of $325,000 the first year, $350,000 the second year and $375,000 the third year and an annual signing bonus of $50,000 each year.

On December 7, 2020, the Company granted 100,000 stock options to Mr. Jaffa with a strike price of $13.90 and a term of 10 years. 40,000 of the options vested on the grant date with the remaining options vesting 20,000 each of the next three years. On December 7, 2020, the Company also granted 50,000 RSUs to Mr. Jaffa. The RSUs vest 16,667 on the first anniversary, 16,667 on the second anniversary and 16,667 on the third anniversary.

(4)	Effective April 7, 2022, the Company entered into an employment agreement with Mr. Hirsh, whereby Mr. Hirsh agreed to serve as the Chief Executive Officer of the Company’s wholly owned subsidiaries WOW Unlimited Inc. and its subsidiaries Mainframe Studios and Frederator for a period of three years in consideration for an annual salary of $440,000. Mr. Hirsh is also entitled to earn $12,400 as an executive producer fee per 30 minute broadcast episode. In addition, on June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 and 50,000 options with an exercise price of $7.80 per share, with a fair value of $316,481 on the grant date. The RSUs and options vest 16,666 on the first anniversary, 16,666 on the second anniversary and 16,667 on the third anniversary.

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Narrative Disclosure to Summary Compensation

Base Salary. In 2022, the Company paid $440,000 to Andy Heyward, $374,871 to Michael A. Jaffa and $323,512 to Michael Hirsh. In 2021, the Company paid $440,000 to Mr. Heyward and $326,326 to Mr. Jaffa. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers.

All Other Compensation. Pursuant to his employment agreement dated December 7, 2020, Mr. Heyward is entitled to an Executive Producer fee of $12,500 per one-half hour episode for each episode for which he provides services as an executive producer. During 2022, Mr. Heyward was paid $775,000 in producer fees.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with their employment agreements and/or management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. In fiscal 2022, Mr. Heyward was paid bonuses of $220,000 and Mr. Jaffa was paid a bonus of $150,000. In fiscal 2021, Mr. Heyward was paid bonuses of $212,987 and Mr. Jaffa was paid a bonus of $25,000.

Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or other awards. During the year ended, December 31, 2022, no awards granted to our named executive officers have been modified or repriced.

Employment Agreements

CEO Employment Agreement

On November 16, 2020, the Company entered into an amended and restated employment agreement, as further amended on each of February 22, 2021, June 23, 2021, November 22, 2021, August 25, 2022 and February 27, 2023 (the “CEO Employment Agreement”) with Andy Heyward, whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $440,000, and an award of 500,000 stock options and 1,500,000 RSUs. Mr. Heyward is also eligible to be paid a producing fee equal to $12,500 per one-half hour episode for each series produced, controlled and distributed by the Company, and for which he provides material production services provided as the executive producer for up to 52 one-half hour episodes. Additionally, under the terms of the CEO Employment Agreement, Mr. Heyward shall be eligible for a quarterly discretionary bonus of $55,000 per fiscal quarter if the Company meets certain criteria, as established by the board of directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the CEO Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

The CEO Employment Agreement provides for the assignment of music royalties to Mr. Heyward for all musical compositions in which he provides services as a composer for or on behalf of the Company, in the event that the Company acquires up to 50% of the writer's share of the royalties for that musical composition. If the Company acquires more than 50% of the writer's share of the royalties on musical compositions Mr. Heyward provided services for, he has the option to purchase the additional royalties from the Company at the price the Company paid to acquire the additional royalties.

The CEO Employment Agreement also makes Mr. Heyward eligible to receive Executive Producer Fees for up to 52 half-hour episodes per year and provides that Mr. Heyward shall receive a bonus of $100,000 per quarter for services rendered to the Company’s subsidiary Wow Unlimited Media.

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The options granted to Mr. Heyward were fully vested on the date of grant. One-half of the RSUs granted to Mr. Heyward vest over time subject to Mr. Heyward’s continued employment, and one-half vest in equal installments on the first, second, third and fourth anniversaries of the date of grant, subject to the achievement of certain performance criteria, to be determined by the Compensation Committee, and subject to Mr. Heyward’s continued employment. In the event of Mr. Heyward’s death or resignation, all compensation then currently due would be payable to his estate.

The CEO Employment Agreement also entitles Mr. Heyward to separation payments in certain circumstances. In the event Mr. Heyward’s employment terminates due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he is entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurs and (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurs. In the event Mr. Heyward’s employment terminates due to his permanent disability, in addition to accrued base salary and expense reimbursement, he is entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurs, (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurs and (iii) for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Heyward, provided that he will not be entitled to any compensation under (i), (ii) or (iii) unless he signs a release of claims against the Company.

On June 23, 2021, the Compensation Committee amended 375,000 unvested service-based awards and 750,000 unvested performance-based awards previously issued to Mr. Heyward, such that the RSUs shall vest based on performance or market conditions. The total unvested RSUs of 1,125,000 were modified to vest as follows: (i) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $30.00 per share or the Company’s market capitalization equals or exceeds $903,000,000 for 20 consecutive trading days; (ii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $35.00 per share or the Company’s market capitalization equals or exceeds $1,053,500,000 for 20 consecutive trading days, and (iii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $37.50 per share or the Company’s market capitalization equals or exceeds $1,128,750,000 for 20 consecutive trading days (the “market conditions”). In the event the stock price and market capitalization vesting conditions set forth above are not achieved, such 1,125,000 RSUs may vest in four equal installments on the first, second, third and fourth anniversaries of December 7, 2020, based on achievement of certain other operating performance-based vesting conditions established by the Compensation Committee on June 23, 2021 and subject to his continued employment, adjusted pro-ratably for vesting pursuant to the market conditions above. In the event of a Change in Control, the Committee will determine the extent to which the Common Stock Price Hurdles and/or the Market Capitalization Hurdles are achieved based on the value of the consideration per share paid to the Company's stockholders in the Change in Control transaction.

COO and General Counsel Employment Agreement

On November 7, 2020, the Company entered into an amended and restated agreement, as further amended on each of December 16, 2021 and January 8, 2023 (the “COO and General Counsel Employment Agreement”) with Michael A. Jaffa, pursuant to which Mr. Jaffa would assume the role of Chief Operating Officer (“COO”) and General Counsel commencing on December 7, 2020. The term of the agreement is three years. In addition, Mr. Jaffa will be entitled to an annual discretionary bonus based on his performance. In the event of Mr. Jaffa’s death or resignation, all compensation then currently due would be payable to his estate.

The COO and General Counsel Employment Agreement provides Mr. Jaffa with, during the three year term of the General Counsel Employment Agreement (i) an annualized base salary of $325,000 for the first year of the term, $375,000 for the second year of the term and $450,000 for the third year of the term, (ii) discretionary annual bonuses determined in the sole discretion of the Compensation Committee of the board of directors of the Company (the “Compensation Committee”), and (iii) eligibility to receive renewal bonuses of $50,000 beginning within 60 days following the effective date of the COO and General Counsel Employment Agreement and each anniversary thereafter during the term, subject to Mr. Jaffa’s continued employment. The agreement granted Mr. Jaffa 100,000 stock option and 50,000 RSUs. The Options granted to Mr. Jaffa were partially vested on the date of grant, and vest with respect to the unvested amounts in substantially equal installments on the first three anniversaries of the grant date, subject to continued employment. The RSUs granted to Mr. Jaffa vest in three equal installments on the first three anniversaries of the date of grant, subject to continued employment. Any unvested Options or RSUs held by Mr. Jaffa will vest upon his termination of employment without Cause or resignation for Good Reason, each as defined in the Option Grant and RSU Grant agreement.

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The COO and General Counsel Employment Agreement also entitles Mr. Jaffa to separation payments in certain circumstances. In the event Mr. Jaffa’s employment terminates due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he is entitled to receive any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurs. In the event Mr. Jaffa’s employment terminates due to his permanent disability, in addition to accrued base salary and expense reimbursement, he is entitled to receive (i) any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurs, and (ii) for a period of two months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Jaffa, provided that he will not be entitled to any compensation under (i) or (ii) unless he signs a release of claims against the Company.

Additionally, the COO and General Counsel Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

Frederator and Mainframe Studios CEO Employment Agreement

Effective April 7, 2022, the Company entered into an employment agreement with Michael Hirsh (the “Hirsh Agreement”), whereby Mr. Hirsh agreed to serve as the Chief Executive Officer of the Company’s wholly owned subsidiaries WOW Unlimited Inc. and its subsidiaries Mainframe Studios and Frederator for a period of three years in consideration for an annual salary of $440,000. Mr. Hirsh is also eligible for an annual performance bonus of up to 100% of his base salary rate, at the discretion of our board of directors. Mr. Hirsh is also entitled to earn $12,400 as an executive producer fee per 30-minute broadcast episode. In addition, on June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 and 50,000 options with an exercise price of $7.80 per share, with a fair value of $316,481 on the grant date. The RSUs and options vest 16,666 on the first anniversary, 16,666 on the second anniversary and 16,667 on the third anniversary.

Mr. Hirsh may at any time terminate his employment upon providing three months' prior written notice to the Company. Where Mr. Hirsh provides written notice of termination, the Company may at its sole discretion terminate his employment upon providing a pro rata share of his base salary in lieu of notice for the remaining time in the three-month notice period and the payment of any amounts required under applicable employment standards legislation. The Company may at any time terminate this agreement without cause by providing Mr. Hirsh written notice during a 24-month notice period. At the Company's sole discretion, the Company may provide payment in lieu of notice for all or any part of the notice period, by continuing to pay the annual salary on a monthly basis for 12 months and paying a lump sum equal to the annual salary thereafter (the “Termination Payment”). Mr. Hirsh may resign for Good Reason (as defined below) by providing 30 days’ notice after the occurrence of the event constituting Good Reason and providing the Company with 30 days to remedy such event. If the Company fails to remedy the event within 30 days of notice, then the Company must pay Mr. Hirsh the Termination Payment. If Mr. Hirsh is terminated by the Company without just cause or resigns for Good Reason and has been employed for a full fiscal year prior to such termination, he shall be eligible to receive his standard bonus for such fiscal year. Further, if Mr. Hirsh is terminated by the Company without just cause or resigns for Good Reason, any unvested options or RSUs held by him shall automatically vest. If Mr. Hirsh is terminated for any reason, the Company will pay Mr. Hirsh any earned but unpaid salary and expense reimbursement. By accepting any of the foregoing potential payments due to Mr. Hirsh upon his termination, Mr. Hirsh will be deemed to have released any claims, rights or entitlements he may have against the Company.

“Good Reason” is defined in the Hirsh Agreement as one or more of the following events occurring without Mr. Hirsh’s written consent: (i) a reduction in his base salary, (ii) a material diminution of Mr. Hirsh’s authority, duties or responsibilities, (iii) relocation of Mr. Hirsh’s principal place of employment from a place over 50 kilometers from the Company’s current Toronto office, or (iv) material breach of the Hirsh Agreement by the Company.

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Retirement Benefits

As of December 31, 2022, the Company did not provide any retirement plans to its executive officers or employees.

Potential Payments upon Termination or Change-in-Control

Payments upon Termination

Our employment agreements with our named executive officers provide incremental compensation in the event of termination, as described above under Employment Agreements.

Further, our equity incentive plans have provisions for payments to our named executive officers if they are terminated as a result of death or disability. Under the Kartoon Studios, Inc. 2015 Incentive Plan (the “2015 Plan”), if a grantee is terminated due to death or disability, the following adjustments shall be made to such grantee’s awards (unless any particular award agreement provides otherwise): (i) any outstanding options and stock appreciation rights shall become immediately exercisable in full, (ii) any restricted stock shall become immediately vested in full, (iii) any restricted stock units and any unpaid dividend equivalents shall become immediately vested in full, and (iv) any cash awards or other stock-based awards shall become immediately vested in full. Under the Kartoon Studios, Inc 2020 Incentive Plan (the “2020 Plan”), if a grantee is terminated due to death or disability, the Compensation Committee may, in its sole discretion, make the following adjustments to such grantee’s awards: (i) termination of restrictions in any award agreements (ii) acceleration of any or all installments and rights, and/or (iii) payment of the grantee’s aggregated accelerated payments in a lump sum to the grantee (or the grantee’s estate, beneficiaries or representative, as applicable).

Payments upon Change in Control

Under our 2015 Plan, upon a Change in Control, the Compensation Committee may, but is not required to, provide for one or more of the following: (i) acceleration, vesting or lapsing of awards, (ii) cancellation of awards for fair value (as determined in the sole discretion of the Compensation Committee), (iii) issuance of substitute awards that substantially preserve the terms of the original awards, (iv) provision that options and rights shall be exercisable prior to such Change in Control and then be terminated following the Change in Control, or (v) any other action with respect to the awards as the Compensation Committee determines to be appropriate in its discretion.

Under our 2020 Plan, upon a Change in Control, the Compensation Committee may, but is not required to, provide for one or more of the following: (i) assumption of the 2020 Plan and outstanding awards by the surviving entity or its parent, (ii) issuance of substitute awards that substantially preserve the terms of the original awards, (iii) notice to holders of vested options and rights that such options and rights shall be exercisable prior to such Change in Control and then be terminated following the Change in Control, (iv) settlement of the intrinsic value of outstanding vested options and rights in cash, cash equivalence or equity (regardless of vesting status), (v) cancellation of all unvested or unexercisable awards, or (vi) any other action with respect to the awards as the Compensation Committee determines to be appropriate in its discretion; provided that in connection with an assumption or substitution awards under (i) or (ii), the awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

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Under our 2015 Plan and our 2020 Plan, “Change in Control” is defined to mean any of the following events: (a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d 3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company; (b) a change in the composition of the board of directors since the date of stockholder approval, such that the individuals who, as of such date, constituted the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided that any individual who becomes a director of the Company subsequent to date of stockholder approval whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the board of directors shall not be deemed a member of the Incumbent Board; (c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or (d) the liquidation or dissolution of the Company (or under the 2020 Plan, stockholder approval of such liquidation or dissolution), unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards as of December 31, 2022 to each of the named executive officers.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of securities underlying unearned Restricted Stock Units (#)		Market Value of Shares ($)
Andy Heyward	500,000	(1)	–		13.90	12/07/30	1,031,250	(2)	14,343,525
Michael A. Jaffa	8,509	(3)	–		20.90	04/16/23	–		–
	1,500	(3)	–		19.90	03/07/24	–		–
	80,000	(4)	20,000	(4)	13.90	12/07/30	16,667	(5)	231,669
Michael Hirsh	58,270	(6)	–		14.94 16.63	04/05/25	–		–
	–		9,699	(6)	5.14	02/10/26	–		–
	–		50,000	(7)	7.80	06/23/32	50,000	(7)	390,000

______________________

(1)	Mr. Heyward’s options vested upon the grant date.

(2)	Of the 375,000 time-based RSUs previously issued to Mr. Heyward, 93,750 vested on the first anniversary date of December 20, 2021 and 93,750 vested on the second anniversary date of December 31, 2022. On June 23, 2021, the Compensation Committee amended 375,000 unvested service-based awards and 750,000 unvested performance-based awards previously issued to Mr. Heyward, such that the RSUs shall vest based on performance or market conditions. The total unvested RSUs of 1,125,000 were modified to vest as follows: (i) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $30.00 per share or the Company’s market capitalization equals or exceeds $903,000,000 for 20 consecutive trading days; (ii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $35.00 per share or the Company’s market capitalization equals or exceeds $1,053,500,000 for 20 consecutive trading days, and (iii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $37.50 per share or the Company’s market capitalization equals or exceeds $1,128,750,000 for 20 consecutive trading days (the “market conditions”). In the event the stock price and market capitalization vesting conditions set forth above are not achieved, such 1,125,000 RSUs may vest in four equal installments on the first, second, third and fourth anniversaries of December 7, 2020, based on achievement of certain other operating performance-based vesting conditions established by the Compensation Committee on June 23, 2021 and subject to his continued employment, adjusted pro-ratably for vesting pursuant to the market conditions above. On April 7, 2022, 281,250 of the 1,125.000 modified RSUs vested upon the achievement of completing the Wow and Ameba acquisitions.

(3)	Mr. Jaffa’s options vested as of December 31, 2021.

(4)	40,000 of Mr. Jaffa’s options vested upon grant and 20,000 vested on the first anniversary date of December 7, 2021 and 20,000 vested on the second anniversary of December 7, 2022. The remaining 20,000 options will vest on December 31, 2023.

(5)	16,666 of Mr. Jaffa’s RSUs vested on the first anniversary date of December 7, 2021 and 16,666 vested on the second anniversary of December 7, 2022. The remaining 16,668 RSUs will vest on December 7, 2023.

(6)	On April 7, 2022, Mr. Hirsh was granted 67,969 of replacement option awards to purchase the Company's common stock subject to providing continued service to the Company after acquisition of Wow. The number of shares granted and the exercise prices were based on an exchange ratio upon the acquisition date and the vesting terms remained the same as the original awards previously granted by Wow. The options expire within 3 years from the replacement option grant date or the original Wow option, whichever is greater. Of the replacement options granted to Mr. Hirsh, 58,270 were vested previous to the acquisition date and will expire on April 5, 2025 and 9,699 will vest on February 10, 2024 and expire on February 10, 2026.

(7)	On June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 and 50,000 options with an exercise price of $7.80 per share, with a fair value of $316,481 on the grant date. The RSUs and options vest 16,666 on the first anniversary, 16,666 on the second anniversary and 16,667 on the third anniversary.

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Pay Versus Performance

Pursuant to the Exchange Act, we are required to disclose in this proxy statement certain information comparing the total compensation actually paid (“CAP”) to our Principal Executive Officers (the “PEOs”) and the average total compensation paid to our other named executive officers (whom we also refer to below as our “Non-PEO NEOs”) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

	Andy Heyward (1)		Michael Hirsh (1)
Year	Summary Compensation Table Total (2)	Compensation Actually Paid	Summary Compensation Table Total (2)	Compensation Actually Paid	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Cumulative TSR (5)	Net Loss (in millions) (6)
2022	$1,450,384	$(5,369,928)	$1,215,089	$938,817	$488,168	$143,658	$(66.30)	$(45,595)
2021	$1,196,737	$(3,593,888)	n/a	n/a	$338,495	$(47,571)	$(23.91)	$(129,291)

(1)	During 2022, our Chief Executive Officers were Andy Heyward and Michael Hirsh. Michael Hirsh started serving as a Chief Executive Officer during 2022. Andy Heyward served as our only Chief Executive Officer during 2021.

(2)	The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) in the Company’s most recently filed Form 10-K. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)	The dollar amounts reported in this column represent the average of the amounts reported for Non-PEO NEOs in the “Total” column of the SCT in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are Robert L. Denton and Michael A. Jaffa.

(4)	The dollar amounts reported in this column represent the average amount of CAP to Non-PEO NEOs as a group, as computed in accordance with SEC rules described below.

(5)	The cumulative total shareholder return (“TSR”) amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not issue dividends during either of the covered periods.

(6)	The dollar amounts reported in this column are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below.

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The following tables below detail these adjustments to compensation as reported in the Summary Compensation Table:

	Andy Heyward	Michael Hirsh
Reported Summary Compensation Table Total for 2022	$1,450,384	$1,215,089
Deduct: Fair Value of Equity Awards Under the "Stock Awards" and "Option Awards" Column in SCT	–	(706,481)
Add: Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–	430,209
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(6,032,813)	–
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(787,500)	–
Compensation Actually Paid for 2022	$(5,369,928)	$938,817

Reported Summary Compensation Table Total for 2021	$1,196,737	n/a
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(4,640,625)	n/a
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(150,000)	n/a
Compensation Actually Paid for 2021	$(3,593,888)	n/a

Average Non-PEO NEOs
Average Reported Summary Compensation Table Total for 2022	$488,168
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(208,035)
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(136,475)
Average Compensation Actually Paid for 2022	$143,658

Average Reported Summary Compensation Table Total for 2021	$338,495
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(283,072)
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(102,994)
Average Compensation Actually Paid for 2021	$(47,571)

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

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Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2022 and 2021. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2020.

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Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2022 and 2021.

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Director Compensation

The following table sets forth with respect to each of our non-employee directors, compensation information inclusive of equity awards and payments earned for the year ended December 31, 2022.

Name	Year	Fees Earned or Paid in Cash ($) (1)	Option/RSU Awards ($) (2)	All Other Compensation ($)	Total ($)

Joseph “Gray” Davis (3)	2022	51,250	–	–	51,250
P. Clark Hallren (4)	2022	60,000	–	–	60,000
Margaret Loesch (5)	2022	40,000	–	90,000	130,000
Lynne Segall (6)	2022	52,500	–	–	52,500
Anthony Thomopoulos (7)	2022	53,750	–	37,500	91,250
Dr. Cynthia Turner-Graham (8)	2022	40,000	–	–	40,000
Michael Hirsh (9)	2022	–	706,481	–	706,481
Stefan Piëch (10)	2022	–	–	–	–

______________________

(1)	Directors, other than Mr. Heyward and Mr. Hirsh, earn $10,000 for each quarterly meeting attended. Directors, other than Mr. Heyward, Mr. Hirsh and Mr. Piëch, also earn $10,000 as appointed Chairman and $5,000 as members of the Company’s Compensation, Audit, Investment and Nominating Committees.

(2)	Represents the grant date fair value in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in the Notes to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)	Mr. Davis was paid $40,000 for services on the board of directors, $1,250 as a member of the Company's Audit Committee, $5,000 as a member of the Company’s Nominating Committee and $5,000 as a member of the Company’s Investment Committee.

(4)	Mr. Hallren was paid $40,000 for services on the board of directors, $10,000 as Chair of the Company’s Audit Committee, $5,000 as a member of the Company’s Compensation Committee and $5,000 as a member of the Company’s Investment Committee. Mr. Hallren resigned from his position as a director of the Company as of May 22, 2023.

(5)	Ms. Loesch was paid $40,000 for services on the board of directors for 2022 and $90,000 for services as Executive Chairperson of the Kartoon Channel!

(6)	Ms. Segall was paid $40,000 for services on the board of directors and $10,000 as the Chair of the Company’s Nominating Committee.

(7)	Mr. Thomopoulos was paid $40,000 for services on the board of directors, $3,750 as a member of the Company's Audit Committee, $10,000 as Chair of the Company’s Compensation Committee and $37,500 for other consulting services.

(8)	Dr. Cynthia Turner-Graham was paid $40,000 for services on the board of directors.

(9)	On June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 and 50,000 options with an exercise price of $7.80 per share, with a fair value of $316,481 on the grant date. The RSUs and options vest 16,666 on the first anniversary, 16,666 on the second anniversary and 16,667 on the third anniversary.

(10)	Effective June 23, 2022, Dr. Stefan Piëch was elected as a member of our board of directors.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

On September 18, 2015, the Company adopted the 2015 Plan. The 2015 Plan was approved by our stockholders in September 2015. The 2015 Plan as approved by the stockholders authorized the issuance of up to an aggregate of 15,000 shares of common stock. On December 14, 2015, the board of directors voted to amend the 2015 Plan to increase the total number of shares that can be issued under the 2015 Plan by 129,333 from 15,000 shares to 144,333 shares. The increase in shares available for issuance under the 2015 Plan was approved by stockholders on February 3, 2016. On May 18, 2017, the board of directors voted to amend the 2015 Plan to increase the total number of shares that can be issued under the 2015 Plan by 223,333 shares from 144,333 shares to an aggregate of 166,767 shares. The increase in shares available for issuance under the 2015 Plan was approved by the stockholders on July 25, 2017.

On September 6, 2018, the board of directors voted to amend the 2015 Plan to increase the total number of shares that can be issued under the 2015 Plan by 50,000 shares from 166,767 shares to an aggregate of 216,767 shares. The increase in shares available for issuance under the 2015 Plan was approved by the Company’s stockholders on October 2, 2018.

On August 4, 2020, the board of directors voted to adopt the 2020 Plan. The shares available for issuance under the 2020 Plan were approved by stockholders on August 27, 2020. The 2020 Plan as approved by the stockholders increased the maximum number of shares available for issuance up to an aggregate of 3,216,767 shares of common stock, which does not include shares that the Company may issue related to acquisitions.

The following table reflects, as of December 31, 2022, compensation plans pursuant to which we are authorized to issue options, restricted stock units, Common Stock or other rights to purchase shares of our Common Stock, including the number of shares issuable under outstanding options and rights issued under the plans and the number of shares remaining available for issuance under the plans.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, vesting of restricted stock units and other rights	Weighted-average exercise price of outstanding options, restricted stock units and other rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	3,118,095	$18.80	98,672
Equity compensation plans not approved by stockholders	–	–	–
Total	3,118,095	$18.80	98,672

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of NYSE American LLC, has furnished the following report:

The Audit Committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board of directors, which is available on our website at www.kartoonstudios.com. This committee reviews and reassesses our charter annually and recommends any changes to the board of directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Baker Tilly US, LLP (“Baker Tilly”). In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Baker Tilly, our independent registered public accounting firm;

•	Discussed with Baker Tilly the matters required to be discussed in accordance with Auditing Standard No. 16-Communications with Audit Committees; and

•	Received written disclosures and the letter from Baker Tilly regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly communications with the Audit Committee and the Audit Committee further discussed with Baker Tilly their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Baker Tilly, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Kartoon Studios, Inc. Audit Committee

Henry Sicignano III (Chair)
Joseph “Gray” Davis
Lynne Segall

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Described below are certain transactions or relationships between us and certain related persons.

Pursuant to his employment agreements dated December 7, 2020, Andy Heyward, the Company’s CEO, is entitled to an Executive Producer fee of $12,500 per one-half hour episode for each episode he provides services as an executive producer. During the year ended December 31, 2022 and December 31, 2021, Mr. Heyward earned $775,000 and $543,750 in producer fees, respectively, and earned $220,000 in quarterly bonuses in each year ended.

On August 25, 2022, Mr. Heyward’s employment agreement was amended to include assignment of music royalties to Mr. Heyward for all musical compositions in which he provides services as a composer for or on behalf of the Company, in the event that the Company acquires up to 50% of the writer's share of the royalties for that musical composition. If the Company acquires more than 50% of the writer’s share of the royalties on musical compositions Mr. Heyward provided services for, he has the option to purchase the additional royalties from the Company at the price the Company paid to acquire the additional royalties. During the year ended December 31, 2022, Mr. Heyward earned $– in royalties from musical compositions.

Pursuant to his employment agreement dated April 7, 2022, Michael Hirsh, CEO of Wow and its Frederator and Mainframe Studio subsidiaries is entitled to an Executive Producer fee of $12,400 per one-half hour for each episode of any audio-visual production produced by Wow and any of its subsidiaries during the term of his employment, up to 52 episodes per year. During the year ended December 31, 2022, Mr. Hirsh earned $– in producer fees under the employment agreement.

On July 21, 2020, the Company entered into a merchandising and licensing agreement with Andy Heyward Animation Art (“AHAA”), whose principal is Andy Heyward. The Company entered into a customary merchandise license agreement with AHAA for the use of characters and logos related to Warren Buffett’s Secret Millionaires Club and Stan Lee’s Mighty 7 in connection with certain products to be sold by AHAA. The terms and conditions of such license are customary within the industry, and the Company earns an arm-length industry standard royalty on all sales made by AHAA utilizing the licensed content. During the year ended December 31, 2022, Mr. Heyward earned $– in royalties from this agreement.

On December 1, 2021, the Company entered into an Independent Contractor Agreement for two years with F&M Film and Medien Beteiligungs GmbH (“F&M”), a company controlled by Dr. Stefan Piëch. Pursuant to the agreement, F&M will receive $150,000 annually, paid on a semi-monthly basis. In addition, Dr. Piëch was granted 30,000 of the Company’s RSUs that vest in three six-month intervals beginning on December 1, 2021.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving all transactions both in which (i) we are a participant and (ii) any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our board of directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. All the transactions described in this section occurred prior to the adoption of the Audit Committee’s charter.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

The directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s Bylaws state that the number of directors constituting the entire board may be determined by action of the directors. The number of directors currently fixed by the board is nine.

On June 16, 2023, the board of directors nominated Andy Heyward, Joseph “Gray” Davis, Michael Hirsh, Margaret Loesch, Stefan Piëch, Lynne Segall, Henry Sicignano III, Anthony Thomopoulos and Dr. Cynthia Turner-Graham for election at the Annual Meeting. If elected, they will serve on our board of directors until the 2024 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andy Heyward, Joseph “Gray” Davis, Michael Hirsh, Margaret Loesch, Stefan Piëch, Lynne Segall, Henry Sicignano III, Anthony Thomopoulos and Dr. Cynthia Turner-Graham. All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in that nominee’s place. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

Required Vote

Each director nominee must be elected by a plurality of shares cast, in person or by proxy, at the Annual Meeting and entitled to vote on the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 2 – ratification of APPOINTMENT of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. The board of directors proposes that the stockholders ratify this appointment. Baker Tilly audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of Baker Tilly will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Baker Tilly, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Baker Tilly and concluded that Baker Tilly has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

Independent Registered Public Accounting Firm Services and Fees

Baker Tilly served as our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2022. The following table sets forth fees billed to us by Baker Tilly in 2022 and 2021 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as audit fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	2022	2021
Audit Fees	$510,019	$255,700
Audit-Related Fees	15,000	9,650
Tax Fees	38,336	64,645
Other Fees	–	–
Total Fees	$563,355	$329,995

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services, as follows:

•	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

•	Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

•	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

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Under our policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the board of directors may also pre-approve particular services on a case-by-case basis. Our board of directors approved all services that our independent registered public accounting firm provided to us in the past two fiscal years.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Baker Tilly as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively is required to ratify the appointment of the independent registered public accounting firm.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Baker Tilly US, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 3 — APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE

The board of directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the Reincorporation, we will accomplish the Reincorporation by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “Kartoon-NV” prior to the Reincorporation and “Kartoon-DE” after the Reincorporation.

Summary

The principal effects of the Reincorporation will be that:

•	the affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws;

•	the resulting Delaware corporation will be the same entity as the Company currently incorporated in Nevada and will continue with all of the rights, privileges and powers of Kartoon-NV, will possess all of the properties of Kartoon-NV, will continue with all of the debts, liabilities and obligations of Kartoon-NV and will continue with the same officers and directors of Kartoon-NV immediately prior to the Reincorporation, as more fully described below; and

•	when the Reincorporation becomes effective, each outstanding share of Kartoon-NV common stock and preferred stock will continue to be an outstanding share of common stock and preferred stock, respectively, of the resulting Delaware corporation, and each outstanding warrant, RSU, option or right to acquire shares of Kartoon-NV common stock will continue to be a warrant, RSU, option or right to acquire shares of common stock of the resulting Delaware corporation, Kartoon-DE.

General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation as described in this proposal will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if the proposal receives the affirmative vote of not less than a majority of our total issued and outstanding voting capital stock on the Record Date, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix D. In addition, the board of directors has approved, subject to this Reincorporation proposal being approved by the Company’s stockholders, bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Appendix E. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, Kartoon-DE will be the same entity as Kartoon-NV immediately prior to the Reincorporation. Kartoon-DE will continue with all of the rights, privileges and powers of Kartoon-NV, it will possess all of the properties of Kartoon-NV, it will continue with all of the debts, liabilities and obligations of Kartoon-NV and it will continue with the same officers and directors of Kartoon-NV immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company’s Common Stock will continue to be traded, without interruption, on NYSE American LLC under the same symbol (TOON). The Company will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s Common Stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws or contractual obligations of the Company or its stockholders.

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Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS. This favorable corporate and regulatory environment is attractive to businesses such as ours. Based on publicly available data, more than half of all publicly-traded corporations in the United States and approximately 67% of all Fortune 500 companies are incorporated in Delaware.

In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has allowed the Delaware courts to process corporate litigation relatively quickly and effectively. Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered.

Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Such clarity would be advantageous to the Company, its board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Further, investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions.

Reincorporation from Nevada to Delaware is attractive to directors, officers, and stockholders alike. The Reincorporation may make the Company more attractive to future board candidates, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws — especially those relating to director indemnification — draw such qualified candidates to Delaware corporations. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our stockholders from possible abuses by directors and officers.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Stockholders’ Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

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The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, which will continue with all of the assets, rights, privileges and powers of Kartoon-NV, and all property owned by Kartoon-NV, all debts due to Kartoon-NV, as well as all other causes of action belonging to Kartoon-NV immediately prior to the conversion, remaining vested in Kartoon-DE following the conversion. Kartoon-DE will remain as the same entity following the conversion. The directors and officers of Kartoon-NV immediately prior to the conversion will be the directors and officers of Kartoon-DE.

At the effective time of the Reincorporation, each then-outstanding share of Kartoon-NV Common Stock will automatically be converted into one share of Common Stock of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, Kartoon-DE will assume all of Kartoon-NV’s obligations related to convertible equity securities and other rights to purchase Kartoon-NV Common Stock. Kartoon-NV’s outstanding convertible and exercisable securities consist of warrants and options to purchase Kartoon-NV Common Stock. Each outstanding warrant and option to purchase shares of Kartoon-NV Common Stock will be converted into a warrant and option to purchase a number of shares of Kartoon-DE Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted RSUs under the 2015 Plan and the 2020 Plan. Each RSU that entitles the holder to shares of Kartoon-NV Common Stock will be converted into a restricted stock unit that entitles the holder to shares of Kartoon-DE Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to Kartoon-NV’s existing Articles of Incorporation and Bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the board of directors or the plan of conversion may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the board of directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

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Comparison of Stockholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between Kartoon-NV’s articles of incorporation and bylaws and Kartoon-DE’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Kartoon-NV’s articles of incorporation, Kartoon-NV’s bylaws and Kartoon-DE’s certificate of incorporation and Kartoon-DE’s bylaws.

Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

ELECTIONS; VOTING; PROCEDURAL MATTERS

Authorized Capital Stock	The authorized capital stock of Kartoon-NV consists of 40,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share.	The authorized capital stock of Kartoon-DE will consist of (i) 40,000,000 shares of common stock (or 190,000,000 shares of common stock, should Proposal 7 (Increase of the Authorized Shares of Common Stock) be approved by the stockholders at the Annual Meeting), par value $0.001 per share and (ii) 10,000,000 shares of undesignated preferred stock, par value $0.001 per share.

	Kartoon-NV’s certificate of incorporation authorizes the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.	Kartoon-DE’s certificate of incorporation will authorize the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Number of Directors	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

	Kartoon-NV’s bylaws provide that the number of directors shall be at least one. Subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or of the directors. The number of directors is currently fixed at nine.	Kartoon-DE’s certificate of incorporation will provide that the number of directors shall be fixed from time to time by the board of directors either by a resolution or bylaw adopted by the affirmative vote of a majority of the entire board of directors. The bylaws will provide that the board of directors shall consist of not less than three directors nor more than nine directors. Subject to this limitation, the number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the entire board of directors. The number of directors will be initially fixed at six.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Classified Board	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

	Neither the articles of incorporation nor the bylaws of Kartoon-NV provide for a classified board of directors. Directors are elected annually at the annual meeting of stockholders.	Neither the certificate of incorporation nor the bylaws of Kartoon-DE provide for a classified board of directors. Directors will continue to be elected annually at the annual meeting of stockholders.

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Kartoon-NV’s bylaws provide that a director may be removed only for cause by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.

Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.

Kartoon-DE’s bylaws will provide that any director or the entire board of directors may be removed, with or without cause, at an annual meeting or at a special meeting called for that purpose, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Kartoon-NV’s articles and bylaws do not change this statutory rule.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Kartoon-DE’s certificate of incorporation and bylaws will not change this statutory rule.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (i) the director’s interest in the contract or transaction is known to the board or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), (ii) the fact of the common interest is not known to the interested director(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true:

(i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum);

(ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Special Meetings of Stockholders

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Kartoon-NV’s bylaws provide that special meetings of the stockholders may be called the directors or by any officer instructed by the directors to call the meeting.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Kartoon-DE’s certificate of incorporation and bylaws will provide that special meetings of the stockholders may be called only by, in addition to the rights of the holders of any series of preferred stock of the Company, (a) the chairman of the board, or (b) the board of directors, or an officer of the Company authorized by the board, pursuant to a resolution approved by a majority of the whole board of directors, (c) the Chief Executive Officer of the Company; or (iv) the President of the Company (in the absence of a chief executive officer).

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Cumulative Voting

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Kartoon-NV does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

Kartoon-DE’s certificate of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.

Vacancies

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Kartoon-NV’s bylaws provide that any vacancies may be filled by a majority vote of the remaining directors.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Kartoon-DE’s bylaws will provide that any vacancies may be filled by a majority of the remaining directors.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Stockholder Voting Provisions

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Kartoon-NV’s articles and bylaws do not change these statutory rules.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

Kartoon-DE’s certificate of incorporation and bylaws will not change these statutory rules.

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

Kartoon-NV’s bylaws provide that any action required or permitted to be taken by the stockholders at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Kartoon-DE’s bylaws will provide that any action required or permitted to be taken by the stockholders must be taken at a meeting and not by written consent.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Stockholder Vote for Mergers and Other Corporate Reorganizations

In general, Nevada requires authorization by an absolute majority of the voting power of the stockholders as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if:

(a) the plan of merger does not amend the existing articles of incorporation;

(b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger;

(c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and

(d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger.

Kartoon-NV’s articles and bylaws do not change these statutory rules.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Kartoon-DE’s certificate of incorporation and bylaws will not change these statutory rules.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Advance Notice of Stockholder Proposals

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Kartoon-NV’s bylaws do not provide provisions requiring advance notice of stockholder proposals.

Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Kartoon-DE’s bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such annual meeting is announced later than the ninetieth (90th) day prior to the date of such annual meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

A stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure of the date of such special meeting was first made.

A stockholder providing notice of business or any nomination proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Additionally, there are specific disclosure requirements which must be set forth in a stockholder’s notice regarding proposal or nominees for directors.

Amendments to the Articles of Incorporation or Certificate of Incorporation	To approve any amendment to the articles of incorporation, Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of stockholders following notice thereof, unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Under the DGCL, amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders. Unless otherwise provided in the certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of the holders of outstanding shares entitled to vote thereon. If any amendment would alter or change the rights of a class of stock without voting rights, the vote of the holders of the majority of all outstanding shares of such class, voting as a separate class, is required for such amendment.

Amendments to the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Kartoon-NV’s articles of incorporation do not confer exclusive authority to the board of directors to amend the bylaws. Kartoon-NV’s bylaws provide that both the board of directors and the stockholders shall have the power to adopt, amend and repeal the bylaws.

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Kartoon-DE’s certificate of incorporation will empower the board of directors to make, adopt, alter, amend and repeal the bylaws, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal bylaws made by the board of directors. Kartoon-DE’s bylaws will provide that stockholders of the Company holding at least 66 2/3% of the Company’s outstanding voting stock shall have the power to adopt, amend or repeal the bylaws.

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ANTI-TAKEOVER PROVISIONS

Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Rights Agreements	Under Nevada law, stockholder rights agreements have been upheld and reviewed under the business judgment rule. The NRS provides that the adoption of a stockholder rights agreement generally to be reviewed under the business judgment rule.	While Delaware law does not include a statutory provision expressly validating stockholder rights agreements, such plans have generally been upheld by decisions of courts applying Delaware law and have been reviewed under the “Unocal” standard, requiring directors (1) have reasonable grounds to believe that a threat to corporate policy and effectiveness exists; and (2) the action taken by directors must be reasonable in relation to that threat.

Business Combinations	The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

Under the Delaware business combination statute, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three year period following the time the stockholder became an interested stockholder, unless:

•        prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•        the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder; or

•        at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder,

(2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or

(3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or

A business combination generally includes:

•        mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

•        specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and

•        other transactions resulting in a disproportionate financial benefit to an interested stockholder.

(b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these sections of the NRS, if such amendment is approved by the affirmative vote of a majority of the voting power of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder who became an Interested Stockholder before the effective date of the amendment.

The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders.

Kartoon-DE will not have any provision in its certificate of incorporation to “opt out” of the Delaware business combination statute.

Because Kartoon-NV has not adopted a provision in its articles of incorporation in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving Kartoon-NV.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Control Share Acquisitions	The NRS limits the voting rights accorded shares acquired in an acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses, and that does business in Nevada directly or indirectly through an affiliated corporation. Pursuant to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the voting power of the corporation excluding those shares as to which the interested stockholder exercises voting rights at a special or annual meeting of the stockholders. For this purpose, an interested stockholder is an acquiring person, an officer or director of the corporation, or an employee of the corporation. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.	The DGCL does not contain a control share acquisition provision.

Under the NRS, a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise
(1) one-fifth or more but less than
one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person (i) acquires or offers to acquire in an acquisition and (ii) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as “control shares.”

The control share provisions of the NRS do not apply if the corporation opts out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF
EXPENSES; LIMITATION ON PERSONAL LIABILITY

Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Indemnification

A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, or if he acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

Through, among other means, a majority vote of disinterested directors, a Delaware corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Kartoon-DE’s certificate of incorporation and bylaws will provide that the Company shall indemnify its past, present and future directors and officers to the fullest extent permitted by the DGCL.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Kartoon-NV’s articles of incorporation provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith.

Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.

Kartoon-DE’s certificate of incorporation and bylaws will allow for the advancement of expenses; provided that, if required, an advancement of such expenses shall only be made upon an undertaking by the indemnified party to promptly repay any amounts determined to be not indemnifiable.

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Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Limitation on Personal Liability of Directors

The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

Kartoon-NV’s articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Kartoon-DE’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL.

Forum Selection Bylaws	Kartoon-NV’s articles of incorporation and bylaws did not include a forum selection provision.	Kartoon-DE’s certificate of incorporation and bylaws will include a provision whereby the Court of Chancery in Delaware shall be the exclusive forum for any of the following: any derivative action on behalf of Kartoon-DE, any action asserting a claim of breach of fiduciary duty of any of Kartoon-DE’s directors or officers, any action asserting a claim pursuant to the DGCL, Kartoon-DE’s certificate of incorporation or Kartoon-DE’s bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Delaware courts have upheld such forum selection provisions, particularly where the challenging stockholders failed to demonstrate that it would be unreasonable, unjust, or inequitable to enforce such a provision.

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DIVIDENDS

Provision	Kartoon-NV (Nevada law)	Kartoon-DE (Delaware law)

Declaration and Payment of Dividends

Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Kartoon-NV’s bylaws to not change these statutory rules.

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Kartoon-DE’s bylaws will not change these statutory rules.

Dissenters’ Rights

Holders of record of shares of the Company’s Common Stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 – 92A.500 of the NRS.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of Kartoon-NV previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of Kartoon-DE.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware, and a subsequent notice filing with NYSE American LLC.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

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Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

•	U.S. holders will not recognize any gain or loss as a result of the Reincorporation;

•	the aggregate tax basis of the shares of Kartoon-DE Common Stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S holder’s aggregate tax basis of the shares of Kartoon-NV Common Stock converted therefor;

•	the holding period of the shares of Kartoon-DE Common Stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Kartoon-NV common stock converted therefor; and

•	no gain or loss will be recognized by the Company as a result of the Reincorporation.

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THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOT SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Required Vote

The affirmative vote of holders of a majority of our total issued and outstanding voting capital stock on the Record Date is required for approval of the proposed Reincorporation.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEVADA TO DELAWARE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” the proposed reincorporation UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 4 – ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our board of directors. However, the Compensation Committee and the board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Kartoon Studios, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, this resolution.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” this proposal UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 5 – ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years or every three years.

Because your vote is advisory, it will not be binding on our Compensation Committee or our board of directors. However, the Compensation Committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

Our board of directors has determined that an advisory vote on executive compensation every three years continues to be the best approach for us based on a number of considerations, including the following:

•	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period;

•	A three-year vote cycle gives our board of directors and our Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures;

•	A three-year vote cycle will provide stockholders with a more complete view of the amount and mix of components of the compensation paid to our named executive officers; and

•	A triennial vote, while less frequent than Choices 1 or 2, would still provide a regular, consistent means for the Company’s stockholders to provide feedback to the board of directors regarding the Company’s executive compensation programs.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when the advisory votes on compensation do not occur. For example, the rules of NYSE American require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. Further, as discussed above under “Stockholder Communications to our Board of Directors,” we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.

We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this Proposal 5. You are not voting to approve or disapprove our Board’s recommendation. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting.

Vote Required

The frequency of holding future advisory votes on the compensation of our named executive officers — every year, every two years or every three years — receiving the greatest number of votes will be the frequency approved, on an advisory basis, by our stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY THREE YEARS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 6 — ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to the proxy holders to vote in favor of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 3 and/or 7. If this proposal is approved, the Annual Meeting could be adjourned one or more times to a future date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of Proposals 3 and 7 are approved at the meeting. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 and/or 7 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 3 and/or 7 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 3 and 7. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT PROPOSALS 3 AND 7. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” SUCH ADJOURNMENTS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 7 – INCREASE OF THE AUTHORIZED SHARES OF COMMON STOCK

The board of directors has determined that it is advisable, in order to provide the Company with the flexibility to take advantage of opportunities which may arise in its industry, especially value-accretive partnerships and acquisitions, to increase our authorized shares of Common Stock from 40,000,000 shares to 190,000,000 shares with a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase (the “Share Increase Amendment”). As a leader in the business of developing, producing, marketing and licensing branded entertainment properties and consumer products, the Company must, in the view of the board of directors, position itself to nimbly enter into strategic partnerships and value-accretive transactions in order to grow its brand portfolio ahead of the industry as a whole. The lack of authorized shares of Common Stock available for issuance could undermine the Company’s ability to so position itself. Further description of the background and reasons for the amendment is provided below under “Background and Purpose of the Share Increase Amendment,” and the full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix F.

Overview

The Articles of Incorporation currently authorize the issuance of 40,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The board of directors approved the Share Increase Amendment, which amends Article IV of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 shares to 190,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 50,000,000 to 200,000,000 shares.

The proposed Share Increase Amendment would amend Sections 4.01 and 4.02 of Article IV of the Articles of Incorporation, respectively, to read in their entirety as follows:

“4.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be two hundred million (200,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

“4.02 Common Stock. The total number of authorized shares of Common Stock shall be one hundred ninety million (190,000,000) shares with par value of $0.001 per share. Each share of Common Stock, when issued, shall have one (1) vote on all matters presented to the stockholders.”

As of June 26, 2023, there were:

•	33,935,496 shares of Common Stock issued and outstanding (excluding treasury shares);
•	6,922,502 shares of Common Stock underlying outstanding warrants;
•	1,201,560 shares of Common Stock underlying outstanding stock options;
•	1,938,956 shares of Common Stock underlying outstanding restricted stock units (“RSUs”);
•	216,767 shares reserved for issuance under our Kartoon Studios, Inc. 2015 Incentive Plan, as amended (the “2015 Plan”); and
•	3,000,000 shares reserved for issuance under our Kartoon Studios, Inc. 2020 Incentive Plan, as amended (the “2020 Plan”).

As a result, we may not have enough shares of Common Stock available for future issuance. An aggregate of 10,063,018 shares of Common Stock are issuable upon the exercise of existing warrants, options and RSUs to purchase Common Stock, and such amount could be higher to the extent there are future dilutive issuances at lower prices. As noted above, the lack of authorized shares of Common Stock available for issuance could unnecessarily limit or delay our ability to pursue future value-creating financings, acquisitions and other transactions. We could also be limited in our ability to effectuate future stock dividends.

In addition to the convertible securities described above, as described in Proposal 8, on June 26, 2023, the Company issued to certain investors common stock purchase warrants to purchase up to an aggregate of 4,753,100 shares of Common Stock (the “Exchange Warrants”). Exercise of the Exchange Warrants is subject to stockholder approval of Proposal 8, as well as this Proposal 7. See “Proposal 8 - Approval Of The Warrant Exercise Proposal In Accordance With Section 713(A) Of The NYSE American Company Guide” for additional details.

It is important that the Company have a sufficient number of authorized but unissued shares of Common Stock available following the exercise of the Exchange Warrants, to provide the Company with sufficient flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time, including those described above.

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Background and Purpose of the Share Increase Amendment

The board of directors believes it is in the Company’s and the Company’s stockholders’ best interest to increase the number of authorized shares of Common Stock to 190,000,000. This amendment is, in the judgment of the board of directors, necessary to provide adequate authorized share capital to provide flexibility for future issuances of Common Stock if determined by the board of directors to be in the best interests of the Company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. The board of directors believes such flexibility will be instrumental to enable the Company to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched stockholder value as the media industry undergoes a period of consolidation. Future activities may include, but are not limited to:

•	establishing strategic relationships with other companies;

•	acquiring other businesses or assets;

•	raising capital through sales of equity securities (issuances of shares of common stock or debt or equity securities that are convertible into common stock);

•	providing equity incentives to employees, officers or directors;

•	declaring stock dividends; and

•	achieving other corporate purposes.

Furthermore, as a material condition to the Inducement Offer described in Proposal 8, the Company agreed to submit and recommend this proposal to its stockholders in order to be able to issue the shares of Common Stock issuable upon exercise of the Exchange Warrants. Pursuant to the terms of the Inducement Letter (as defined in Proposal 8), if we do not obtain stockholder approval for this Proposal 7 and/or Proposal 8 at the Annual Meeting, or any adjournment of the Annual Meeting, we have agreed to call a meeting of stockholders every 90 days thereafter to seek stockholder approval until the necessary stockholder approval is obtained, which will result in additional management resources and expenses to the Company.

Other than as described in the preceding paragraph, we currently do not have any plan to issue shares of Common Stock. The board of directors believes the additional authorized shares of Common Stock should be available for financing and other corporate purposes, in order to enable the Company to efficiently take advantage of accretive opportunities which may arise in the Company’s industry without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of Common Stock. Any issuances of additional shares of Common Stock, however, could adversely affect the existing holders of shares of Common Stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares.

The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and the board of directors has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to 10,000,000 shares of Preferred Stock, of which (i) 6,000 shares have been designated as 0% Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and zero shares of Series A Convertible Preferred Stock are outstanding, and (ii) one share has been designated as Series B Preferred Stock (the “Series B Preferred Stock”), and one share of Series B Preferred Stock is outstanding. The board of directors has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any preferred stock into shares of Common Stock, of the unissued shares of preferred stock without any further vote or action by the stockholders. The proposed Share Increase Amendment will not affect this authorization.

As a general matter, the board of directors would be able to issue or reserve for issuance the additional shares of Common Stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

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Possible Anti-Takeover Effects of the Share Increase Amendment

The board of directors is unaware of any specific effort to obtain control of the Company and therefore has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device. However, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of Common Stock proposed to be authorized, except as required by law, regulatory authorities or rules of NYSE American LLC or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Required Vote

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares of Common Stock from 40,000,000 shares to 190,000,000 shares and a corresponding increase in the total number of authorized shares of capital stock of the Company from 50,000,000 shares to 200,000,000 shares.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” the SHARE INCREASE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 8 – APPROVAL OF THE WARRANT EXERCISE PROPOSAL IN ACCORDANCE WITH SECTION 713(A) OF THE NYSE AMERICAN COMPANY GUIDE

The board of directors has approved and recommends to the stockholders a proposal to approve, in accordance with Section 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of certain common stock purchase warrants (the “Warrant Exercise Proposal”).

Overview

At the Annual Meeting, holders of our Common Stock will be asked to approve the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of the Exchange Warrants, as required under Section 713(A) of the NYSE American Company Guide.

On June 26, 2023, the Company reduced the exercise price of certain existing common stock purchase warrants of the Company (“Existing Warrants”) exercisable for an aggregate of 2,376,550 shares of Company Common Stock that were held by certain investors, from an exercise price of $23.70 per share to $2.50 per share (the “Warrant Repricing”). In connection with the Warrant Repricing, the Company entered into a warrant inducement offer letter (the “Inducement Letter”) with certain holders of the Existing Warrants pursuant to which such holders exercised all of their Existing Warrants (the “Inducement Offer). In consideration for exercising the Existing Warrants, pursuant to the terms of the Inducement Letter, the Company issued to such holders new Exchange Warrants to purchase up to an aggregate of 4,753,100 shares of Common Stock, equal to 200% of the number of shares of Common Stock underlying the Existing Warrants. The Company received aggregate gross proceeds of approximately $6.0 million from the exercise of the repriced Existing Warrants.

As a material condition of the Inducement Offer, the Company agreed to submit and recommend this Warrant Exercise Proposal and the proposal to approve the Share Increase Amendment as described in Proposal 7 (the “Share Increase Proposal”) to its stockholders. The board of directors believes that this Warrant Exercise Proposal is in the best interests of the Company and its stockholders in order to fulfill and meet its contractual commitments made pursuant to the Inducement Letter. Under the Inducement Letter, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders (which could also be the annual meeting of stockholders) on or before August 25, 2023 to obtain stockholder approval of this Warrant Exercise Proposal and the Share Increase Proposal, with the recommendation of the board of directors that such proposals be approved. We agreed that we would solicit proxies from our stockholders in connection with such proposals in the same manner as all other management proposals in the proxy statement and that all management-appointed proxyholders would vote their proxies in favor of such proposals. If we do not obtain stockholder approval for Proposals 7 and 8 at the Annual Meeting, we have agreed to call a meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Description of the Exchange Warrants

The Exchange Warrants have an exercise price of $2.50 per share and a term of five years from the date of the Stockholder Approvals, as defined below. The exercise of the Exchange Warrants in full is subject to approval of the Share Increase Proposal and this Warrant Exercise Proposal (the “Stockholder Approvals”).  The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends and stock splits, subsequent equity sales, subsequent rights offerings, pro rata distributions and certain fundamental transactions affecting our shares of Common Stock.

Because the aggregate number of shares of Common Stock issuable pursuant to the Exchange Warrants (the “Exchange Warrant Shares”), together with the shares of Common Stock issued pursuant to the repriced Existing Warrants, exceeds 19.99% of the outstanding shares of Common Stock of the Company (determined as of the date of, and without regard for, the issuance of the Exchange Warrants and the shares issued upon exercise of the repriced Existing Warrants) (the “Pre-Closing Outstanding Shares”), the Exchange Warrants may not be exercised until we receive the requisite Stockholder Approvals.

The terms of the Exchange Warrants provide that if and when the Exchange Warrants become exercisable, the holder (together with its affiliates) may not exercise any portion of the Exchange Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of Common Stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of Common Stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Exchange Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers of Exchange Warrants could also elect, prior to the issuance of the Exchange Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of Common Stock. No fractional shares will be issued in connection with the exercise of an Exchange Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

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In addition, within 30 calendar days of the date of issuance of the Exchange Warrants, we are obligated to file a registration statement on the appropriate form providing for the resale of the Exchange Warrant Shares and have agreed to use commercially reasonable efforts to cause such registration statement to become effective within 45 days following the date of filing such registration statement.

If, at the time a holder exercises its Exchange Warrant, a registration statement registering the issuance of the shares of common stock underlying the Exchange Warrant under the Securities Act of 1933, as amended (the “Securities Act”), is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Exchange Warrant.

Subject to compliance with any applicable securities laws, an Exchange Warrant may be transferred at the option of the holder upon surrender of the Exchange Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Exchange Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Exchange Warrants on any securities exchange or nationally recognized trading system.

The terms of the repricing of the Existing Warrants and the Inducement Offer and of the Exchange Warrants are complex and the material terms thereof are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on June 27, 2023. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the Inducement Offer

In approving the Inducement Offer, the board of directors considered the pros and cons of the Inducement Offer versus other alternatives for raising capital, the working capital needs of the Company, and the opportunities and risks presented with the Inducement Offer. The board of directors ultimately determined that the Inducement Offer was in the best interests of the Company and its stockholders.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American under the symbol "TOON," and we are subject to the NYSE American listing standards. Section 713(A) of the NYSE American Company Guide requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the stock which either alone or together with sales by officers, directors or principal stockholders of the company equals 20% or more of the of presently outstanding stock.

Prior to closing of the Inducement Offer, we had 32,744,446 shares of Common Stock outstanding. Following the repricing of the Existing Warrants, the Existing Warrants were exercised for an aggregate of 2,376,550 shares, resulting in 35,120,996 outstanding shares. Therefore, the issuance of 4,753,100 shares of Common Stock upon exercise of the Exchange Warrants would have constituted in excess of 19.99% of the Pre-Closing Outstanding Shares. As a result, the issuance of shares of our Common Stock upon exercise of the Exchange Warrants requires stockholder approval under NYSE American Company Guide Section 713(A).

Use of Proceeds

The Company intends to use the net proceeds, if any, from any Exchange Warrant exercise to support general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve the Warrant Exercise Proposal and the Share Increase Proposal, then the Exchange Warrants will only be exercisable to the extent that the total number of shares issued upon exercise of the Exchange Warrants do not exceed 19.99% of the Pre-Closing Outstanding Shares. Failure to obtain the Stockholder Approvals may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. The Company will also be obligated to incur additional management resources and expenses to call and hold a meeting every 90 days thereafter to seek such stockholder approval until the date Stockholder Approvals are obtained.

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If the stockholders approve this Proposal 8 and Proposal 7, the Exchange Warrants will be exercisable at any time following receipt of such approvals, which could result in substantial dilution to our stockholders. Additionally, the issuance of Common Stock upon the exercise of the Exchange Warrants could result in a transfer of voting power to the Exchange Warrant holders from existing stockholders.

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively is required to ratify the Warrant Exercise Proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE WARRANT EXERCISE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our officers, directors and employees. A copy of the Code of Conduct and Ethics may be obtained, free of charge, by submitting a written request to the Company or on our website at www.kartoonstudios.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors – Corporate Governance” section of our website at www.kartoonstudios.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than March 16, 2024; provided, however, that if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. To be considered for presentation at the 2024 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than April 27, 2024 and no later than May 27, 2024; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if such annual meeting is announced later than the 90th day prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. Proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted no later than June 26, 2024 and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2024 annual meeting changes by more than 30 days from this year’s Annual Meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2024 annual meeting.

Beverly Hills, California

July 14, 2023

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Appendix A

PLAN OF CONVERSION

THIS PLAN OF CONVERSION (this “Plan”) is adopted this ___th day of ______, 2023, by Kartoon Studios, Inc., a Nevada corporation (the “Company”), for the purpose of converting the Company into a Delaware corporation (the “Resulting Entity”), in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Corporation Law (the “Conversion”).

RECITALS

WHEREAS, the Board of Directors and stockholders of the Company have approved the Conversion;

WHEREAS, in order to effect the Conversion, the Company has adopted this Plan for the purpose of setting forth the manner and terms on which the Company will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting the Company’s outstanding shares of stock into outstanding shares of stock of the Resulting Entity; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Conversion qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder.

NOW, THEREFORE, BE IT KNOWN, that:

Section 1.                Conversion. The name of the converting entity is Kartoon Studios, Inc. At the Effective Time (as defined below), the Company shall be converted into a Delaware corporation under the name Kartoon Studios, Inc.

Section 2.                Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion of the Company into the Resulting Entity shall be effective (the “Effective Time”) at 5:00 P.M. eastern standard time following: (a) the filing of a duly executed Articles of Conversion with the Secretary of State of the State of Nevada; and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below.

Section 3.                Effect of Conversion.

(a)            At the Effective Time, the Company shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Delaware. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and Nevada, be deemed to be the same entity as the Company. At the Effective Time, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of the Company and shall constitute a continuation of the existence of Nevada in the form of a Delaware corporation.

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(b)             The Company intends for the Conversion to constitute a reorganization qualifying under Section 368(a) of the Code and the Treasury regulations promulgated thereunder.

Section 4.                 Governance and Other Matters Related to the Resulting Entity.

(a)              Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Resulting Entity shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b)             Bylaws. At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c)              Directors and Officers. At the Effective Time, all directors and officers of the Company immediately prior to the Effective Time shall become directors and officers of the Resulting Entity, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Resulting Entity and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

Section 5.                Effect of the Conversion on the Stock of the Company. At the Effective Time, each one (1) outstanding share of the Company shall, without any action of the part of the holder thereof, be converted into a like class of one (1) validly issued, fully paid, and nonassessable share of the Resulting Entity. Following the Effective Time, all shares of the Company’s stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

Section 6.                Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of the Company’s capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

Section 7.                Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which the Company is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by the Company or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, shares of the Company’s capital stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, shares of the Resulting Entity’s capital stock.

Section 8.                Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company that was titled or registered in the name of the Company shall be re-registered in favor of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

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Section 9.                Further Assurances. If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of the Company, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Company, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or to otherwise carry out the purposes of this Plan and the Conversion.

Section 10.             Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of the Company and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

Section 11.             Amendment. This Plan may be amended or modified by the board of directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of the Company, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of the Company.

Section 12.             Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of the Company, notwithstanding the approval of this Plan by the stockholders of the Company, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of the Company, such action would be in the best interest of the Company and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its board of directors or stockholders with respect thereto.

Section 13.             Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 14.             Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized representative as of this ____ day of ________, 2023.

KARTOON STUDIOS, INC.,
a Nevada corporation

By:
Name:	Andy Heyward
Title:	Chief Executive Officer

KARTOON STUDIOS, INC., a Delaware corporation

By:
Name:	Andy Heyward
Title:	Chief Executive Officer

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Appendix B

Entity Name: Kartoon Studios, Inc. Jurisdiction: Nevada Entity Type*: corporation If more than one entity being acquired or merging please attach additional page. 1 . Entity Information : (Constituent, Acquired or Merging) Entity Name: Kartoon Studios, Inc. Jurisdiction: Delaware Entity Type*: corporation 2. Entity Information: (Resulting, Acquiring or Surviving) The entire plan of conversion, exchange or merger is attached to these articles. The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited - liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only) 3. Plan of Conversion, Exchange or Merger: (select one box) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange/merger for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity 4. Approval: (If more than one entity being acquired or merging please attach additional approval page.) Date: Time: (must not be later than 90 days after the certificate is filed) 5. Effective Date and Time: (Optional) FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT Exhibit C * corporation, limited partnership, limited - liability limited partnership, limited - liability company or business trust. Page 1 of 4 Revised: 12/15/2022

B-1

Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT * corporation, limited partnership, limited - liability limited partnership, limited - liability company or business trust. Page 2 of 4 Revised: 12/15/2022

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FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 Country Name Care of: 6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign) State Zip/Postal Code City Address 7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) ** ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92 A . 180 (merger of subsidiary into parent - Nevada parent owning 90 % or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed . Exchange: The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). Merger: (Select one box) The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180). 8 . Declaration : (Exchange and Merger only) Conversion: A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited - liability limited partnership; a manager of each Nevada limited - liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited - liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Kartoon Studios, Inc. Name of constituent entity 9. Signature Statement: (Required) )orm Zill be returned if unsigned. Page of 4 This form must be accompanied by appropriate fees. Revised: 12/15/2022

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FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Page 4 of 4 Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 Exchange: Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited - liability limited partnership; A manager of each Nevada limited - liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230) Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange. The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. 9. Signature Statement Continued: (Required) Merger: Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited - liability limited partnership; A manager of each Nevada limited - liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230). The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. Name of acquired/merging entity x Signature (Exchange/Merger) Title Date If more than one entity being acquired or merging please attach additional page of informaiton and signatures. 10. Signature(s): (Required) Name of acquiring/surviving entity x Signature (Exchange/Merger) Title Date x Signature of Constituent Entity (Conversion) Title Date Please include any required or optional information in space below: (attach additional page(s) if necessary) )orm Zill be returned if unsigned. This form must be accompanied by appropriate fees. Revised: 12/15/2022

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Appendix C

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is

      Nevada                                                                                                                   .

2.) The jurisdiction immediately prior to filing this Certificate is Nevada          .

3.) The date the Non-Delaware Corporation first formed is 9/16/2011               .

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Kartoon Studios, Inc.

5.) The name of the Corporation as set forth in the Certificate of Incorporation is Kartoon Studios, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the ________ day of _______________., A.D._______________.

By:

Name:
Print or Type

Title:
Print or Type

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Appendix D

CERTIFICATE OF INCORPORATION

OF

KARTOON STUDIOS, INC.

ARTICLE I — NAME

The name of this Corporation is Kartoon Studios, Inc.

ARTICLE II — REGISTERED OFFICE AND AGENT

The address of registered office of the Corporation in the State of Delaware is 2140 S. Dupont Highway, Camden, Delaware 19934, Kent County. The name of its registered agent at such address is Paracorp Incorporated.

ARTICLE III — PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time.

ARTICLE IV — AUTHORIZED CAPITAL

The Corporation is authorized to issue two classes of stock to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is [50,000,000/200,000,000]1 of which (i) [40,000,000/190,000,000]1 shares shall be designated Common Stock and shall have a par value of $0.001 per share; and (ii) 10,000,000 shares shall be designated Preferred Stock and shall have a par value of $0.001 per share. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

__________________________

1 Number of shares authorized will depend on whether shareholders approve increase of 150,000,000 shares.

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(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; and

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

ARTICLE V — BOARD OF DIRECTORS AND MEETINGS OF STOCKHOLDERS

Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution or Bylaw adopted by the affirmative vote of a majority of the entire Board of Directors. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

Section 2. Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware Statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws of the Corporation. In addition to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, only by (i) the Chairman, (ii) the Board or an officer of the Corporation authorized by the Board, pursuant to a resolution approved by a majority of the whole Board, (iii) the Chief Executive Officer of the Corporation; or (iv) the President of the Corporation (in the absence of a chief executive officer), but such special meetings may not be called by stockholders or any other person or persons.

ARTICLE VI — LIMITATION OF DIRECTORS’ LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

ARTICLE VII — INDEMNIFICATION OF OFFICERS AND DIRECTORS

This Corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this Corporation or while a director or officer is or was serving at the request of this Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided; however, that the foregoing shall not require this Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Article VII shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

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ARTICLE VIII — CHOICE OF FORUM

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action: (i) any derivative claim or cause of action brought on behalf of the Corporation; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer, employee, agent, or stockholder of the Corporation, to the Corporation or the Corporation’s stockholders, including without limitation a claim alleging the aiding and abetting of such a breach of fiduciary duty; (iii) any claim or cause of action against the Corporation or any current or former director, officer, employee, agent, or stockholder of the Corporation arising out of or pursuant to any provision of the DGCL, this Certificate of Incorporation, or the Bylaws of the Corporation (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce, or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any action asserting a claim related to or involving the Corporation that is governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law. This Section A of Article VII shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. If any action the subject matter of which is within the scope of Section A of Article VII is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of Section A of Article VII and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 2. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

Section 3. Any person or entity holding, owning, or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Certificate of Incorporation.

Section 4. If any provision or provisions of this Article VII shall be held to be invalid, illegal, or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality, and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article VII (including, without limitation, each portion of any paragraph of this Article VII containing any such provision held to be invalid, illegal, or unenforceable that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE IX — AMENDMENT OF BYLAWS

In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time Bylaws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal Bylaws made by the Board of Directors.

ARTICLE X — ACTION BY MEETINGS

Stockholders of the Corporation may not take action by written consent in lieu of a meeting. Any action contemplated by the stockholders must be taken at a duly called annual or special meeting.

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ARTICLE XI — AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XII — PERPETUAL EXISTENCE

The Corporation is to have perpetual existence.

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Appendix E

AMENDED AND RESTATED BYLAWS

OF

KARTOON STUDIOS, INC.

(Adopted _______, 2023)

Article I – OFFICES

Section 1. The registered office of Kartoon Studios, Inc. (the “Corporation”) in the State of Delaware is 2140 S. Dupont Highway, Camden, Delaware 19934, Kent County. The name of its registered agent at such address is Paracorp Incorporated.

Section 2. The Corporation may have such offices within or without the State of Delaware as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Article II – STOCKHOLDERS

Section 1. ANNUAL MEETING: The annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

Section 2. SPECIAL MEETINGS: In addition to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders may only be called at any time by (a) the Chairman, (b) the Board of Directors, or an officer of the Corporation authorized by the Board, pursuant to a resolution approved by a majority of the whole Board of Directors, (c) the Chief Executive Officer of the Corporation; or (d) the President of the Corporation (in the absence of a chief executive officer). Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice to stockholders.

Section 3. PLACE OF MEETING: The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law.

Section 4. NOTICE OF MEETING: Whenever stockholders are required or permitted to take any action at a meeting, a written notice of any such meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall, unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Notice of any meeting of the stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Article XI of these Bylaws. Notice of adjournment of a meeting of the stockholders need not be given if the date, time and place, if any, to which it is adjourned, and any means of remote communication for such adjourned meeting, are (i) announced at the meeting at which the adjournment is taken, (ii) displayed during the time scheduled for such meeting on the same electronic network used to enable stockholders and proxy holders to participate in such meeting by means of remote communication or (iii) set forth in the notice of such meeting given in accordance with the provisions of this Article 2.4; provided, however, that if the adjournment is for more than 30 days or, after adjournment, a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 5. NOTICE BY ELECTRONIC TRANSMISSION: Any notice to stockholder given by the Corporation pursuant to any provision of these Bylaws, the Exchange Act (as defined in Article 2.16(b) below) or the Certificate of Incorporation shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. The consent is revocable by the stockholder by written notice to the Corporation. The consent is revoked if:

(a) The Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the consent; and

(b) The inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice. However, the inadvertent failure to treat the inability to deliver notice by electronic transmission as a revocation does not invalidate any meeting or other action.

Notice given pursuant to this Article 2.5 shall be deemed given if:

(a) By facsimile machine, when directed to a number at which the stockholder has consented to receive notice;

(b) By electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c) By posting on an electronic network together with separate notice to the stockholder of the specific posting, upon the later of:

(1) Such posting; and

(2) The giving of the separate notice; and

(d) By any other form of electronic transmission, when directed to the stockholder.

As used in this Article 2.5, “electronic transmission” means any form of communication not directly involving the physical transmission of paper that:

(a) Creates a record that may be retained, retrieved and reviewed by the recipient of the communication; and

(b) May be directly reproduced in paper form by the recipient through an automated process.

Section 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE: For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. But payment or allotment of dividends may not be made more than sixty days after the date on which the resolution is adopted. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Article 2.6, such determination shall apply to any adjournment thereof regardless of its length except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

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Section 7. BOOKS AND ACCOUNTS: This Corporation shall keep and maintain at its principal office in this State:

(a) A certified copy of its Certificate of Incorporation, and all amendments thereto.

(b) A certified copy of its Bylaws, and all amendments thereto.

(c) A stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the Corporation, showing their places of residence, if known, and the number of shares held by them respectively; or

(d) In lieu of the stock ledger or duplication stock ledger specified in paragraph (c), a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger specified in this Article 2.7 is kept.

Section 8. QUORUM: A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders; provided, however, that in the case of any vote to be taken by classes or series, the holders of a majority of the votes entitled to be cast by the stockholders of a particular class or series, present in person or by proxy, shall constitute a quorum of such class or series.

Section 9. ADJOURNMENTS; POSTPONEMENTS: In the absence of a quorum, holders of stock representing a majority of the voting power of all shares present in person or represented by proxy at the meeting, or the chairman of the meeting, may adjourn any meeting of stockholders (including an adjournment to address a technical failure to convene), from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Furthermore, after the meeting has been duly organized, the chairman of the meeting may adjourn any meeting of stockholders, from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof, and any means of remote communication for such meeting, are (i) announced at the meeting at which the adjournment is taken, (ii) displayed during the time scheduled for such meeting on the same electronic network used to enable stockholders and proxy holders to participate in such meeting by means of remote communication, or (iii) set forth in the notice of such meeting given in accordance with the provisions of Article 2.4. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Any previously scheduled meeting of stockholders may be postponed by the Board of Directors prior to the date previously scheduled for such meeting and the Corporation shall publicly announce such postponement.

Section 10. PROXIES: At any meeting of stockholders, a stockholder may vote in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Proxies for use at any meeting of stockholders shall be in writing and filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the Chairman, in which event such inspector or inspectors shall decide all such questions. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

A proxy shall not be valid after six months from the date of its execution, unless coupled with an interest, but no proxy shall be valid after seven years from the date of its execution, unless renewed or extended at any time before its expiration.

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Section 11. LIST OF STOCKHOLDERS ENTITLED TO VOTE: A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the stockholders of the Corporation.

Section 12. VOTING AND ELECTIONS: Each stockholder of record of any series of Preferred Stock shall be entitled at each meeting of the stockholders to such number of votes, if any, for each share of such stock as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors provide for the issuance of such Preferred Stock, and each stockholder of record of Common Stock shall be entitled at each meeting of the stockholders to one vote for each share of such stock, in each case, registered in such stockholder’s name on the books of the Corporation: (i) on the date fixed pursuant to Section 6 of Article II of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or (ii) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

At each meeting of the stockholders, all corporate actions to be taken by vote of the stockholders (other than the election of directors) shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person or represented by proxy shall be the act of such class or series. Directors shall be elected by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election of directors, provided a quorum is present.

Section 13. VOTING OF SHARES BY CERTAIN HOLDERS: Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws or a resolution of the board of directors of such corporation may prescribe, and a certified copy of the by-law or resolution is presented at the meeting.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of shares into his name. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Section 14. VOTING TRUST: A stockholder, by agreement in writing, may transfer his stock to a voting trustee or trustees for the purpose of conferring the right to vote thereon for a period not exceeding 15 years upon the terms and conditions therein stated. The certificates of stock so transferred shall be surrendered and canceled and new certificates therefor issued to such trustee or trustees in which it shall appear that they are issued pursuant to such agreement, and in the entry of such ownership in the proper books of such corporation that fact shall also be noted, and thereupon such trustee or trustees may vote upon the stock so transferred during the terms of such agreement. A duplicate of every such agreement shall be filed in the principal office of the corporation and at all times during such terms be open to inspection by any stockholder or his attorney.

Section 15. ACTION WITHOUT MEETING: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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Section 16. NOMINATION OF DIRECTORS:

(a) In addition to the rights of the holders of any series of Preferred Stock, nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (ii) by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Article 2.16 and at the time of the meeting, (B) is entitled to vote at the meeting for the election of directors, and (C) has complied with this Article 2.16 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(b) Without qualification, in addition to such stockholder complying with the provisions of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (i) provide timely notice (as described below) thereof in writing and in proper form to the Secretary of the Corporation either by personal delivery or by United States mail, postage prepaid, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.16. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation either by personal delivery or by United States mail, postage prepaid, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.16. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such annual meeting is announced later than the ninetieth day prior to the date of such annual meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above.

To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure (as defined in Article 2.17(g)) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of timely notice as described above.

(c) To be in proper form for purposes of this Article 2.16, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Article 2.17(c)(i), except that for purposes of this Article 2.16 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Article 2.17(c)(i));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Article 2.17(c)(ii), except that for purposes of this Article 2.16 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Article 2.17(c)(ii) and the disclosure in clause (L) of Article 2.17(c)(ii) shall be made with respect to the election of directors at the meeting);

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(iii) A representation that the Nominating Person is a holder or record or beneficial owner of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iv) A representation as to whether the Nominating Person intends to solicit proxies in support of such person’s nominee(s) in accordance with Rule 14a-19 under the Exchange Act;

(v) A representation as to whether the Nominating Person intends or is part of a group that intends (x) to deliver a proxy statement and/or a form of proxy to holders of at least the percentage of the Corporation’s outstanding stock reasonably believed by the Nominating Person to be sufficient to elect the nominee or nominees proposed to be nominating by the Nominating Person;

(vi) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Article 2.16 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Article 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Article 2.17(c)), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Article 2.16(f); and

(vi) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

For purposes of this Article 2.16, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(d) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 2.16 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Article 2.16. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Article 2.16, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

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(f) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Article 2.16) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(g) In addition to the requirements of this Article 2.16 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner, and (ii) if such stockholder (1) provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (2) subsequently fails to comply with all applicable requirements of Section 10 and this Article 2.16 and Rules 14a-19(a)(2) and 14a-19(a)(3) under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such Nominating Person’s director nominees. Upon request by the Corporation, if any such Nominating Person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.

Section 17. NOTICE OF BUSINESS AT ANNUAL MEETINGS:

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Article 2.17 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Article 2.17 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act, and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting. Stockholders seeking to nominate persons for election to the Board must comply with Article 2.16 and this Article 2.17 shall not be applicable to nominations except as expressly provided in Article 2.16.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide timely notice (as described below) thereof in writing and in proper form to the Secretary of the Corporation either by personal delivery or by United States mail, postage prepaid, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.17. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such annual meeting is announced later than the ninetieth day prior to the date of such annual meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above.

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(c) To be in proper form for purposes of this Article 2.17, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (i) and (ii) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Article 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Article 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

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(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names) in connection with the proposal of such business by such stockholder;

(iv) A representation that the Proposing Person is a holder or record or beneficial owner of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business specified in the notice; and

(v) A representation as to whether the Proposing Person intends to solicit proxies in support of such person’s proposal.

For purposes of this Article 2.17, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Article 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(d) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 2.17 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Article 2.17. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Article 2.17, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(f) This Article 2.17 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Article 2.17 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Article 2.17 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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(g) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Articles 13, 14 or 15(d) of the Exchange Act.

Section 18. CONDUCT OF MEETINGS:

(a) Meetings of stockholders shall be presided over by the Chairman or in the Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President (if the President shall be a different individual than the Chief Executive Officer), or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) The Board of Directors of the Corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d) In advance of any meeting of stockholders, the Board of Directors, the Chairman or the Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

Article III – DIRECTORS

Section 1. NUMBER AND TERM. The business of this Corporation shall be managed by a Board of Directors which shall consist of not less than three (3) directors nor more than nine (9) directors, who need not be residents of the State of Delaware or stockholders of the Corporation. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, which number shall initially be six (6). Except as otherwise provided in the Certificate of Incorporation, each director shall serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. Notwithstanding the foregoing, each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

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Section 2. REGULAR MEETINGS: Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall proceed to the election of the officers of the Corporation. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

Section 3. SPECIAL MEETINGS: Special meetings of the Board of Directors may be called by the Chairman of the Board, or on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Article 3.4 hereof, shall state the time and place of the special meeting, but need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the Certificate of Incorporation or these Bylaws. If the day or date, time and place of a meeting of the Board of Directors has been announced at a previous meeting of the board, no notice is required. Notice of an adjourned meeting of the Board of Directors need not be given other than by announcement at the meeting at which adjournment is taken.

Section 4. NOTICE WAIVER: Notice of any meeting of the Board of Directors may be waived by any director either before, at or after such meeting orally or in a writing signed by such director. A director, by his or her attendance at any meeting of the Board of Directors, shall be deemed to have waived notice of such meeting, except where the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 5. QUORUM AND MANNER OF ACTING: Unless otherwise provided in the Certificate of Incorporation, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 6. RESIGNATION. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 7. NEWLY CREATED DIRECTORSHIPS. A directorship to be filled by reason of any increase in the number of directors may be filled (i) by election at an annual or special meeting of stockholders called for that purpose or (ii) by the Board of Directors for a term of office continuing only until the next election of one or more directors by the stockholders.

Section 8. VACANCIES IN THE BOARD OF DIRECTORS. Any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 9. REMOVAL OF DIRECTORS. Except as may otherwise be provided by law, any director or the entire Board of Directors may be removed, with or without cause, at an annual meeting or at a special meeting called for that purpose, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 10. ACTION WITHOUT A MEETING; TELEPHONE CONFERENCE MEETING: Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, either originally or in counterparts, consent thereto in writing. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of Delaware.

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Unless otherwise restricted by the Certificate of Incorporation, subject to the requirement for notice of meetings, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 10. EXECUTIVE AND OTHER COMMITTEES:

(a) The Board of Directors, by resolution adopted by a majority of the number of directors then in office may designate from among its members an executive committee and one or more other committees, each consisting of two or more directors, and each of which, to the extent provided in the resolution or in the charter or these Bylaws shall have and may exercise all of the authority of the Board of Directors except the power to:

(i) Declare dividends or distributions on stock;

(ii) Issue stock other than as provided in subsection (b) of this Article.

(iii) Recommend to the stockholders any action which requires stockholder approving, including, but not limited to, adopting an agreement of merger or consolidation, the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, a dissolution of the Corporation or a revocation of a dissolution of the Corporation; or

(iv) Amend the Certificate of Incorporation or the Bylaws.

(b) If the Board of Directors has given general authorization for the issuance of stock, a committee of the Board, in accordance with a general formula or method specified by the board by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors under the Delaware General Corporation Law.

(c) The appointment of any committee, the delegation of authority to it or action by it under that authority does not constitute of itself, compliance by any director not a member of the committee, with the standard provided by statute for the performance of duties of directors.

(d) Any committee designated pursuant to this Article 3.10 shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by resolution of such committee or resolution of the Board of Directors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

(e) The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 11. CHAIRMAN OF THE BOARD: The Board shall elect from its members a Chairman, which Chairman shall preside at all meetings of the stockholders and the directors. The Chairman shall serve in such capacity until his or her successor is elected by the Board or until his or her earlier resignation or removal from the Board. He or she shall also perform such other duties the Board may assign to him or her from time to time.

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Section 12. COMPENSATION: By resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. PRESUMPTION OF ASSENT: A director of the Corporation who is present at a meeting of the board of Directors at which action on any corporate matter is taken unless he shall announce his dissent at the meeting and his dissent is entered in the minutes and he shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Article IV – OFFICERS

Section 1. NUMBER, TITLES, AND TERM OF OFFICE: The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary, and such other officers as the Board of Directors may from time to time elect or appoint. Each officer shall hold office until his successor shall be duly elected and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person, unless the Certificate of Incorporation provides otherwise. Except for the Chairman of the Board, if any, no officers need be a director.

Section 2. SALARIES: The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

Section 3. REMOVAL: Any officer or agent elected or appointed by the Board of Directors may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors at a special meeting called for the purpose, or at any regular meeting of the Board of Directors, provided the notice for such meeting shall specify that the matter of any such proposed removal will be considered at the meeting but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4. VACANCIES: Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER: The Chief Executive Officer shall, in the absence of the Chairman, preside at all meetings of the stockholders. Subject to the control of the Board of Directors and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 6. PRESIDENT: Subject to such supervisory powers, if any, as may be given by the Board to the Chief Executive Officer, the President shall have general supervision, direction, and control of the business and other officers of the corporation. The President shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board or these Bylaws. If, for any reason, the Corporation does not have a Chairman or Chief Executive Officer, or such officers are unable to act, the President shall assume the duties of those officers.

Section 7. CHIEF OPERATING OFFICER: The Chief Operating Officer shall supervise the operation of the Corporation, subject to the policies and directions of the Board. He or she shall provide for the proper operation of the Corporation and oversee the internal interrelationship amongst any and all departments of the Corporation. He or she shall submit to the Chief Executive Officer, the President, the Chairman and the Board timely reports on the operations of the Corporation.

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Section 8. CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation. He or she shall provide for the establishment of internal controls and see that adequate audits are currently and regularly made. He or she shall submit to the Chief Executive Officer, the President, the Chief Operating Officer, the Chairman and the Board timely statements of the accounts of the Corporation and the financial results of the operations thereof. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board and the Chief Executive Officer. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

Section 9. VICE PRESIDENTS: In the absence of the President, or in the event of his inability or refusal to act, a Vice President designated by the Board of Directors shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions of the President. In the absence of a designation by the Board of Directors of a Vice President to perform the duties of the President, or in the event of his absence or inability or refusal to act, the Vice President who is present and who is senior in terms of time as a Vice President of the Corporation shall so act. The Vice Presidents shall perform such other duties and have such other powers as the chief executive officer or the Board of Directors may from time to time prescribe.

Section 10. TREASURER: The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors. He shall perform all acts incident to the position of Treasurer, subject to the control of the chief executive officer and the Board of Directors; and he shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form as the Board of Directors may require.

Section 11. ASSISTANT TREASURERS: Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer’s absence or inability or refusal to act.

Section 12. SECRETARY: The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of directors and the stockholders, in books provided for that purpose; he shall attend to the giving and serving of all notices; he may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest the affixation of the seal of the Corporation thereto; he may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors; and he shall in general perform all acts incident to the office of Secretary, subject to the control of the chief executive officer and the Board of Directors.

Section 13. ASSISTANT SECRETARIES: Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Secretaries shall exercise the powers of the Secretary during that officer’s absence or inability or refusal to act.

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Article V – INDEMNIFICATION OF OFFICERS, DIRECTORS,
EMPLOYEES AND AGENTS

Section 1. INDEMNIFICATION: The Corporation shall indemnify and hold harmless, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (an “indemnitee”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with such action, suit or proceeding if such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that, except as provided in Article 5.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the indemnitee did not act in good faith and in a manner which such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful. The right to indemnification conferred by this Article 5.1 shall vest at the time an individual becomes an indemnitee.

Section 2. RIGHT TO ADVANCEMENT OF EXPENSES: The right to indemnification conferred in Article 5.1 shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article 5.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Articles 5.1 and 5.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators.

Section 3. RIGHT OF INDEMNITEE TO BRING SUIT: If a claim under Article 5.1 or 5.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to indemnification, or to such advancement of expenses, under this Article 5 or otherwise shall be on the Corporation.

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Section 4. NON-EXCLUSIVITY OF RIGHTS: The rights to indemnification and to the advancement of expenses conferred in this Article 5 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

Section 5. INSURANCE: The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION: The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 5 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7. AMENDMENT OR MODIFICATION: This Article 5 may be altered or amended at any time as provided in these Bylaws, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

Article VI – CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. CONTRACTS: The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2. LOANS: No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3. CHECKS, DRAFTS, ETC.: All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4. DEPOSITS: All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

Article VII – CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. CERTIFICATES FOR SHARES: Notwithstanding any other provision in these Bylaws, any or all classes and series of shares of the Corporation, or any part thereof, may be represented by uncertificated shares, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof, a written notice containing the information required to be set forth or stated on certificates. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class or series shall be identical. If certificates for the shares of the Corporation are issued, each will be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the president or vice president and countersigned by the secretary or an assistant secretary and sealed with the Corporation seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimile signatures if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation or an employee of the Corporation. Each certificate for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

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Section 2. TRANSFER OF SHARES: Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Article VIII – FISCAL YEAR

Section 1. The fiscal year of the Corporation shall be determined by the Board of Directors.

Article IX – DIVIDENDS

Section 1. The Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and its Certificate of Incorporation.

Article X – CORPORATE SEAL

Section 1. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words, “Corporate Seal,” and “Delaware.”

Article XI – WAIVER OF NOTICE

Section 1. Whenever notice is required to be given by law, the Certificate of Incorporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or the Bylaws.

Article XII – FORUM FOR ADJUDICATION OF DISPUTES

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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Article XIII – AMENDMENTS

Section 1. Stockholders of the Corporation holding at least 66 2/3% of the Corporation’s outstanding voting stock shall have the power to adopt, amend or repeal the Bylaws. To the extent provided in the Corporation’s Certificate of Incorporation, the Board of Directors of the Corporation shall also have the power to adopt, amend or repeal the Bylaws of the Corporation.

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Appendix F

FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT Name of entity as on file with the Nevada Secretary of State: Genius Brands International, Inc. Entity or Nevada Business Identification Number (NVID): NY20111597664 1. Entity information: Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only , complete section 1,2 3, 5 and 6) * Restated or Amended and Restated Articles must be included with this filing type. Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two - thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. Appendix A This form must be accompanied by appropriate fees. Page 1 of 2 Revised: 12/15/2022

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FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Time: Date: 4. Effective Date and Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changed: (Domestic corporations only) Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) x Signature of Officer or Authorized Signer Title x Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) Section 4.01 and 4.02 of Article IV of the Articles of Incorporation have been amended to read in full as follows: 1. Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issued shall be two hundred million (200,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock." 2. Common Stock. The total number of authorized shares of Common Stock shall be one hundred ninety million (190,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders. This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 12/15/2022

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20438-P97046

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

KARTOON STUDIOS, INC.

The Board of Directors recommends you vote "FOR" each of the director nominees, "FOR" Proposals 2, 3, 4, 6, 7 and 8, and for "3 YEARS" in Proposal 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Andy Heyward
02) Joseph "Gray" Davis
03) Michael Hirsch
04) Margaret Loesch
05) Stefan Piëch
06) Lynne Segall
07) Henry Sicignano III
08) Anthony Thomopoulos
09) Dr. Cynthia Turner-Graham

	For	Against	Abstain
2. Proposal to ratify the selection of Baker Tilly US, LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2023	☐	☐	☐
3. Proposal to change Kartoon Studios, Inc.'s state of incorporation from Nevada to Delaware	☐	☐	☐
4. Proposal to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
5. Proposal to approve, on an advisory basis, the frequency of holding future advisory votes on the compensation of the named executive officers	☐	☐	☐	☐

	For	Against	Abstain
6. Proposal to approve the adjournment of the Annual Meeting to a later date, or dates, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposals 3 and/or 7	☐	☐	☐
7. Proposal to approve a proposed amendment to the Kartoon Studios, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 40,000,000 to 190,000,000 with a corresponding increase in the total number of authorized shares of capital stock from 50,000,000 to 200,000,000	☐	☐	☐
8. Proposal to approve, in accordance with Section 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of the Company's outstanding Common Stock upon the exercise of certain common stock purchase warrants	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date